SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )
____________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to § 240.14a-12
NETSTREIT Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒     No fee required
☐     Fee paid previously with preliminary materials
☐     Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026
NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

2 | 2026 PROXY STATEMENT

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of
NETSTREIT Corp. (the “Company” or “NETSTREIT”) to be held through a virtual web conference at
www.virtualshareholdermeeting.com/NTST2026 on May 14, 2026, at 9:00 a.m. Central Daylight Time. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions in advance of and during the meeting by logging in to the website listed above using the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are admitted when the meeting starts.
We have included with this letter a proxy statement that provides you with detailed information about the Annual
Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about
NETSTREIT from documents we have filed with the United States Securities and Exchange Commission (the “SEC”).
We have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules.
As a result, we are mailing to our stockholders a notice instead of paper copies of this proxy statement and our 2025
Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2025 Annual Report and a form of proxy card or voting instruction form. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.
You are being asked at the Annual Meeting to elect directors named in the accompanying proxy statement, to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026, to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement and to conduct any other business properly brought before the Annual Meeting.
As always, we encourage you to vote your shares prior to the Annual Meeting. You may vote your shares through one of the methods described in the accompanying proxy statement. We strongly urge you to read the accompanying proxy statement carefully and to vote FOR the nominees proposed by the Board of Directors and
FOR the other proposals by following the voting instructions contained in the proxy statement.
Sincerely,
Mark Manheimer
President, Chief Executive Officer and Secretary
This proxy statement is dated March 31, 2026 and is first being made available to stockholders on March 31, 2026.

3 | 2026 PROXY STATEMENT

2021 McKinney Avenue, Suite 1150
Dallas, Texas 75201
NOTICE OF 2026 ANNUAL
MEETING OF STOCKHOLDERS
To Be Held on May 14, 2026
Time and Date:
Thursday, May 14, 2026, at 9:00
a.m. Central Daylight Time (the
“Annual Meeting”)
Online check-in will be available
beginning at 8:30 a.m. Central
Daylight Time. Please allow
ample time for the online check-
in process.
Record Date:
March 17, 2026
(the “Record Date”)
Place:
This year’s Annual Meeting will be held through a
virtual web conference at www.virtualshareholder
meeting.com/NTST2026.
To participate in the Annual Meeting, you will need
your 16-digit control number included in your notice
of internet availability of proxy materials, on your
proxy card, or any additional voting instructions
accompanying these proxy materials.
Items to be Voted On:

1
To elect the seven nominees to the Board of Directors (the “Board”) named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualify (Proposal One);

2	To ratify the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal Two);

3	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal Three); and

4	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
How to Vote:
IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND THE
ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, MAIL OR VIA
THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT. VOTING NOW VIA PROXY WILL NOT LIMIT YOUR RIGHT TO
CHANGE YOUR VOTE OR TO ATTEND THE ANNUAL MEETING.
Our Board has fixed the close of business on March 17, 2026 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.
By Order of the Board,
Mark Manheimer
President, Chief Executive Officer and Secretary

4 | 2026 PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON May 14, 2026
We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder.
By doing so, we save costs and reduce the environmental impact of our Annual Meeting. We will mail a notice of internet availability of proxy materials to certain of our stockholders. This notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the notice of internet availability of proxy materials.
If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

5 | 2026 PROXY STATEMENT

Page
6	2026 Proxy Statement Summary
6	2026 Annual Meeting of Stockholders
7	Business Highlights
8	Executive Compensation Highlights
8	Corporate Responsibility Highlights
9	Election of Directors
10	Directors and Management
10	Director Biographical Information
13	Board Experience, Qualifications and Skills
14	Executive Officer Biographical Information
15	Corporate Governance
15	Criteria for Selection of Directors
15	Recommendation of Nominees by Stockholders
15	Board and Committee Self-Evaluations
15	Independence of Directors
16	Board’s Role in Risk Oversight
16	Corporate Responsibility
18	Other Board Information
20	Non-Employee Director Compensation
20	Security Ownership of Certain Beneficial Owners, Directors and Management
22	Compensation Discussion and Analysis
22	Overview of the Compensation Program
22	Compensation Philosophy and Objectives
23	Say on Pay Advisory Vote Results and Stockholder Outreach
23	Setting Executive Compensation
24	Executive Compensation Components
28	Other Benefits
28	Governance and Other Considerations
30	Compensation Committee Report
31	Executive Compensation
31	Summary Compensation Table
32	Grants of Plan-Based Awards
34	Outstanding Equity Awards at 2025 Fiscal Year-End
35	Stock Vested in 2025
35	Potential Payments Upon Termination or Change in Control
37	Compensation and Risk
37	Pay Ratio

Page
38	Policies and Practices Related to the Grant of Certain Equity Awards
38	Pay Versus Performance
43	Audit Committee Report
44	Fees of Independent Accountants
45	Certain Relationships and Related Party Transactions
46	Ratification of Retention of Independent Registered Public Accounting Firm
47	Advisory Vote on Executive Compensation
48	Questions and Answers About the Annual Meeting
48	Why did you send me this Proxy Statement?
48	Who can vote at the Annual Meeting?
48	How many shares must be present to conduct the Annual Meeting?
48	What matters are to be voted on at the Annual Meeting?
48	How does the Board recommend that I vote?
48	How do I vote at the Annual Meeting?
49	What does it mean if I receive more than one notice of internet availability of proxy materials?
49	May I change my vote?
49	What vote is required to elect directors and approve the other matters described in this Proxy Statement?
49	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
49	How do I vote if my bank or broker holds my shares in “street name”?
50	How many votes do I have?
50	How will the votes be counted at the Annual Meeting?
50	How will the Company announce the voting results?
50	Who pays for the Company’s solicitation of proxies?
50	What is “householding” and how does it work?
50	How do I participate in the Annual Meeting?
51	Stockholder Proposals and Nominations for 2027 Annual Meeting of Stockholders
52	Other Matters
A-1	Appendix A — Reconciliation of Non-GAAP Financial Measures

6 | 2026 PROXY STATEMENT

2026 PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2025 performance, please review our 2025 Annual Report on Form 10-K.
2026 Annual Meeting of Stockholders
•Date and Time: May 14, 2026, 9:00 a.m. Central Daylight Time.
Online check-in will be available at 8:30 a.m. Central Daylight Time.
Please allow ample time for the online check-in process.
•Location: This year’s Annual Meeting will be held through a virtual web conference at www.virtualshareholdermeeting.com/NTST2026.
To participate in the Annual Meeting, you will need your 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card, or any additional voting instructions accompanying these proxy materials.
•Record Date: March 17, 2026
•Voting: Stockholders as of the close of business on the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for the other proposals to be voted on.
•Shares of Common Stock Outstanding (as of the record date):
97,253,556
•Stock Symbol: NTST
•Exchange: New York Stock Exchange (“NYSE”)
•Registrar & Transfer Agent: Computershare Trust Company, N.A.
•Principal Executive Office: 2021 McKinney Avenue, Suite 1150,
Dallas, Texas 75201
•Corporate Website*: www.NETSTREIT.com
•Investor Relations Website*: www.investors.NETSTREIT.com
*The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement.
Items to be Voted on

Proposal	Our Board’s Recommendation
Election of Directors (page 9)	FOR
Ratification of Retention of Independent Registered Public Accounting Firm (page 47)	FOR
Advisory Vote to Approve Executive Compensation (page 48)	FOR

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR
SHARES OVER THE TELEPHONE, VIA THE INTERNET OR BY COMPLETING, DATING, SIGNING AND RETURNING A PROXY
CARD, AS DESCRIBED IN THE PROXY STATEMENT. YOUR PROMPT COOPERATION IS GREATLY APPRECIATED.

Director Nominees

Name	Director Since	Board Committees

		Independent	Audit	Comp	Nominating	Investment
Mark Manheimer	2019
Lori Wittman	2019
Michael Christodolou	2020
Heidi Everett	2020
Todd Minnis	2019
Matthew Troxell	2019
Robin Zeigler	2020
Director Term: One Year
= Chair of Board/Committee
= Member of Committee
Board Meetings in 2025: 6
Standard Board Committee Meetings in 2025: Audit (4), Compensation (6), Nominating (4), Investment (4)

7 | 2026 PROXY STATEMENT

Business Highlights
Portfolio Highlights

Portfolio Metrics	December 31, 2025
Annualized Base Rent (“ABR”)(1) (in thousands)	$198,252
Number of investments(2)	761
Number of states	45
Square feet	13,721,337
Tenants	129
Industries	28
Occupancy(3)	99.9%
Weighted average lease term remaining (years)(4)	10.1
Tenant Quality
Defensive Category

Sub-Investment Grade Profile, 25.7%
Investment Grade (5), 44.3%
Sub-Investment Grade (7), 16.0%
Investment Grade Profile (6), 14.0%

Other
12.9%
Necessity,
44.5%
Service,
29.6%
Discount,
13.1%

58.3%
of ABR
Inv. Grade
Inv. Grade Profile
87.1%
of ABR
Necessity
Discount
Service
Financial Highlights
•Net income of $6.9 million for the full year 2025.
•Net income per diluted share of $0.08, core funds from operations
(“Core FFO”)(8) per diluted share of $1.23(9) and adjusted funds from operations (“AFFO”)(8) per diluted share of $1.31(9) for the full year 2025.
_________________________
(1)ABR is annualized base rent as of December 31, 2025, for all leases that commenced, and annualized cash interest on mortgage loans receivable in place as of that date.
(2)Includes acquisitions, mortgage loans receivable, and completed developments, and three property developments where rent has not yet commenced.
(3)Excludes properties under development and one vacant property.
(4)Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
(5)Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody’s) or NAIC2 (National Association of Insurance Commissioners) or higher.
(6)Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC.
(7)Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody’s) or NAIC3 (National Association of Insurance Commissioners) or lower.
(8)Core FFO per diluted share and AFFO per diluted share are considered non-GAAP financial measures by the SEC. See Appendix A to this Proxy
Statement for more information about these non-GAAP financial measures and for reconciliations from the most comparable GAAP financial measures.
(9)Per share amounts include weighted average common shares of 84,204,748 for the twelve months ended December 31, 2025.

8 | 2026 PROXY STATEMENT

Executive Compensation Highlights
•Pay program aligned with Company performance and
business strategy. Our annual and long-term incentive plan
performance measures are well aligned with our business
strategy, correlative to total shareholder return, and intended to drive positive performance
•Clawback of incentive compensation. Our clawback policy
applies to all incentive-based cash and equity compensation
granted to current and former executive officers
•Robust stock ownership guidelines. We have adopted stock
ownership guidelines that are applicable to all executive officers, including our Chief Executive Officer, and all non-employee
directors. The stock ownership guideline for our CEO is six times his annual base salary and for our non-employee directors was increased from three times to four times the annual board retainer in February 2025
•Equity retention requirement. Until an individual subject to the stock ownership guidelines satisfies the applicable stock
ownership requirement, he or she must retain 50% of the net
shares issued upon exercise, vesting, settlement or earn-out of an equity award
•Independent compensation consultant for the Compensation
Committee. Our Compensation Committee has engaged Farient
Advisors, LLC as its independent compensation consultant
•Post-vest holding period required for performance awards.
Any shares received upon vesting of performance stock units
generally cannot be sold or transferred until one year following the vesting of such awards
•Policy prohibiting hedging or pledging of Company stock. We maintain a formal policy prohibiting our directors, officers and employees from entering into hedging transactions involving
Company stock and pledging Company stock as collateral for
loans
Corporate Responsibility Highlights
We are committed to fulfilling our obligations as corporate citizens and will continue to take certain environmental, social, and governance (“ESG”)
factors into consideration when conducting our business affairs. We encourage you to review our Corporate Responsibility Report, which can be found at
www.NETSTREIT.com/corporateresponsibility. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy
Statement.

Environmental	Social	Governance

•Consider tenants’ commitment to ESG as
part of our investment process
•As of December 31, 2025, 16 of our top 20
tenants had ESG commitments, representing
83% of ABR of our top 20 tenants and 44%
of our total ABR
•Elements of our headquarters, such as
building automation systems, lighting
controls, green cleaning, and recycling
programs, significantly decrease natural
resource use by conserving energy and
water, minimizing waste, and reducing CO2
emissions
•We adopted green lease language in our
standard lease form and corporate policies,
and have executed leases with numerous
tenants to better collaborate with tenants in
sharing data
•Annual participation in GRESB public
disclosure submission
•Annual calculation of Scope 1 and Scope 2
Greenhouse Gas inventory

•Competitive compensation and benefits,
including stock awards for all employees
•Employee Experience Committee facilitates
employee feedback on workplace experiences
•We partner with local charities providing
volunteer hours and financial contributions to
give back to the community
•Maintain Human Rights Policy to advance
fundamental human rights within our
Company
•Annual Employee Engagement Survey

•43% of our Board, including 50% of our
independent directors, are women
•29% of our directors are racially or ethnically
diverse
•Six out of seven directors are independent
•Independent committees
•Separate Chair of the Board and CEO
•Directors elected annually
•Directors are elected by majority of votes cast
in uncontested elections with a director
resignation policy
•Annual director and committee assessments
•We have opted out of the Maryland Control
Share Acquisition Act of the MGCL, and we
may not opt into the provisions of the
Maryland Control Share Acquisition Act
without the approval of our stockholders
•No poison pill or differential voting stock
structure to chill shareholder participation
•Our Bylaws may be amended by the vote of
stockholders entitled to cast at least a
majority of the votes entitled to be cast upon
at a duly organized meeting of stockholders
•Our Nominating and Corporate Governance
Committee reviews and recommends ESG
policies and procedures

9 | 2026 PROXY STATEMENT

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)
Upon the recommendation of our Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board has nominated the seven individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2027 or until their successors, if any, are elected or appointed. Our Articles of Amendment and Restatement (“Charter”) and Amended and Restated Bylaws (“Bylaws”)
provide for the annual election of directors. Each director nominee must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). In addition, our Corporate Governance
Guidelines contain a resignation policy which provides that in the event an incumbent director fails to receive a majority of the votes cast in an uncontested election, such director shall promptly tender his or her resignation to the Board for consideration. The Board has determined that each director nominee, other than Mr. Manheimer, if elected, would be an independent director, as further described below in “Corporate Governance —
Independence of Directors.”
All of the director nominees listed below have consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board, or alternatively, the Board may may leave a vacancy on the Board or reduce the number of directors to be elected at the Annual Meeting.

Name	Position
Mark Manheimer	Director, President, Chief Executive Officer and Secretary
Lori Wittman	Chair of the Board
Michael Christodolou	Director
Heidi Everett	Director
Todd Minnis	Director
Matthew Troxell	Director
Robin Zeigler	Director
Biographical information relating to each of the director nominees is set forth below under “Directors and Management” and incorporated by reference herein.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED
IN THIS PROXY STATEMENT.

10 | 2026 PROXY STATEMENT

DIRECTORS AND MANAGEMENT
Director Biographical Information
The names of our directors, certain biographical information about our directors, and the experiences, qualifications or skills that the Nominating
Committee considered when recommending the directors for nomination, are set forth below. Ages are as of March 17, 2026.
Mark Manheimer
Mr. Manheimer has served as our President, Chief Executive Officer and director since October 2019. Prior to that, Mr. Manheimer served as Chief Investment Officer of EB Arrow and Fund Manager of EB Arrow’s
Single Tenant Net Lease Group from February 2018 to October 2019. From 2012 through 2016, Mr.
Manheimer was Executive Vice President — Head of Asset Management of Spirit (NYSE: SRC), a REIT
that invests primarily in single tenant net leased real estate. Mr. Manheimer was a member of Spirit’s
Investment Committee and Executive Committee. Prior to Spirit, Mr. Manheimer was the Head of Sale
Leaseback Acquisitions at Cole, a real estate investment services company, from 2009 to 2012. Mr.
Manheimer previously worked at Realty Income Corporation (NYSE: O), a REIT that invests in free standing, single tenant commercial properties that are subject to triple net leases, underwriting net lease real estate transactions, at Patriarch Partners, a private investment firm, investing and managing distressed debt and equity investments, and at First Union Securities, a financial services firm, in their Leveraged Finance department. Mr. Manheimer holds a B.S. in Finance from the University of Florida and an M.B.A. from the
University of Notre Dame. Mr. Manheimer’s industry experience, leadership abilities and strategic insight make him a valued member of the Board.
Director, President, Chief
Executive Officer and Secretary
Age: 49
Board Committees: None
Lori Wittman
Ms. Wittman has served as the Chair of the Board since October 2024, a director since December 2019 and served as our Interim Chief Financial Officer and Treasurer from November 2022 until April 2023. Since
April 2023, Ms. Wittman has served as Executive Vice President and Chief Financial Officer of Aventine
Property Group, Inc., a privately-held REIT. Ms. Wittman previously served as an advisor to Big Rock
Partners Acquisition Corp. (“Big Rock”), a blank check company, from February 2020 until the closing of its business merger in May 2021. From September 2017 to February 2020, Ms. Wittman served as Chief
Financial Officer and a member of the Board of Directors of Big Rock. From 2015 to 2017, Ms. Wittman
was the Chief Financial Officer of Care Capital Properties, Inc. (NYSE: CCP), a public healthcare REIT with a diversified portfolio of triple net leased properties, which merged with Sabra Healthcare REIT, Inc.
in 2017. Previously, Ms. Wittman was Senior Vice President of Capital Markets and Investor Relations at
Ventas, Inc., a REIT focused on the healthcare sector from 2011 to 2015. Prior to her time at Ventas, Ms.
Wittman served in a number of finance, accounting and capital markets related roles at various companies, including General Growth Properties, Big Rock Partners, LLC and Heitman Financial. Ms. Wittman was a
director of IMH Financial Corporation (“IMH”), a real estate investment and finance company, from July
2014 until November 2020, and served as Chair of the Compensation Committee and as a member of the
Audit Committee of IMH. Ms. Wittman has also served as a director of Global Medical REIT Inc. (NYSE:
GMRE), a REIT engaged primarily in the acquisition of healthcare facilities, since May 2018, and currently serves as Chair of the Audit Committee and a member of the ESG Committee. Since January 1, 2025, Ms.
Wittman has served as the lead independent director. Ms. Wittman served as a director of Freehold
Properties, a real estate investment company, from May 2019 until March 2023 and served as the Chair of the Audit Committee during that time. Ms. Wittman received an M.B.A., Finance and Accounting from the
University of Chicago, an M.C.P., Housing and Real Estate Finance from the University of Pennsylvania and a B.A. from Clark University. Ms. Wittman’s thorough knowledge of finance, accounting, capital markets, taxes, control systems and her experience with REITs make her a valued member of the Board.
Chair of the Board
Age: 67
Board Committees:
•Audit Committee
•Compensation Committee

11 | 2026 PROXY STATEMENT

Michael Christodolou
Mr. Christodolou has served as a director since August 2020. Mr. Christodolou is the Manager of Inwood
Capital Management LLC, an investment management firm he founded in 2000. From 1988 to 1999, Mr.
Christodolou was employed by Bass Brothers/Taylor & Company, an investment firm. Mr. Christodolou has served as a director of Lindsay Corporation (NYSE: LNN), a manufacturer of agricultural irrigation and transportation infrastructure products, since 1999 and served as Chair of the Board of Lindsay Corporation from 2003 to 2015. He currently serves as a member of Lindsay Corporation’s Audit Committee and
Corporate Governance and Nominating Committee. From 2016 until it was acquired in 2017, Mr.
Christodolou served on the Board of Directors of Omega Protein Corporation, a nutritional products company. From 2015 to 2016, Mr. Christodolou served on the Board of Directors of Farmland Partners, Inc.
(NYSE: FPI), a REIT that acquires and owns high quality North American farmland. Mr. Christodolou also previously served on the Board of Directors of XTRA Corporation from 1998 until 2001 when it was acquired by Berkshire Hathaway Inc. Mr. Christodolou received an M.B.A. and a B.S. in Economics from the Wharton School. Mr. Christodolou’s knowledge of the investment and capital markets and his experience as a director of public companies make him a valued member of the Board.
Director
Age: 64
Board Committees:
•Audit Committee (Chair)
•Investment Committee
Heidi Everett
Ms. Everett has served as a director since August 2020. Ms. Everett is the President and Chief Executive
Officer of Star Cypress Partners, LLC, a management consulting company that she founded in 2012.
Previously, Ms. Everett was Vice President of The Wentworth Group, a private equity firm, and a Board
Director for the Stafford Family Foundation. Prior to that, Ms. Everett was Lead Associate at Booz Allen
Hamilton, an information technology consulting firm, within the Strategy & Organization Team from 2004 to 2011. From 1999 to 2003, Ms. Everett served as a Captain in the United States Air Force. Ms. Everett
received an M.B.A. in Strategy and Operations from Georgetown University — The McDonough School of
Business and a B.S. in Biology from Duke University. Ms. Everett’s broad consulting experience, in particular in strategy and organizational development, change management and workforce development, gives her a unique perspective that makes her a valued member of the Board.
Director
Age: 48
Board Committees:
•Compensation Committee
•Nominating Committee

12 | 2026 PROXY STATEMENT

Todd Minnis
Mr. Minnis has served as a director since October 2019 and served as Chair of the Board from October 2019 until October 2024. Mr. Minnis founded EB Arrow, a real estate investment platform specializing in retail property investment, in 2009 as its Managing Partner and served as its Chief Executive Officer from May
2009 until May 2023. Prior to EB Arrow, Mr. Minnis served as the Managing Director of Cypress Equities, the development subsidiary of The Staubach Company, from 2003 to 2009 and worked at The Staubach
Company from 1992 to 2003. Mr. Minnis holds a B.S. in Economics and a B.A. in Foreign Languages from
Southern Methodist University and an M.B.A. from the University of Texas at Austin McCombs School of
Business. Mr. Minnis’ leadership, executive and business experience, along with over 25 years of experience in the commercial real estate investment industry make him a valued member of the Board.
Director
Age: 55
Board Committees:
•Nominating Committee
•Investment Committee (Chair)
Matthew Troxell, CFA®
Mr. Troxell has served as a director since December 2019. From 1994 through December 2019, Mr. Troxell was a Managing Director of AEW Capital Management, LP (“AEW”), a real estate investment manager, where he served on both the Management and Risk Management Committees. He started and headed
AEW’s Real Estate Securities Group, whose assets under management grew to $10 billion. As Senior
Portfolio Manager, he was responsible for all of AEW’s U.S. and global REIT portfolios, and managed a team with offices in Boston, London, and Singapore. Prior to joining AEW, he was a Vice President of
Landmark Land Company, a diversified real estate and financial services company, from 1984 to 1992.
From 1980 to 1984, he was an equity securities analyst covering financials at A.G. Becker Paribas. Mr.
Troxell received his B.A. in Economics from Tufts University and is a CFA charterholder. Mr. Troxell’s
REIT investment experience and strategic insight make him a valued member of the Board.
Director
Age: 68
Board Committees:
•Audit Committee
•Compensation Committee (Chair)

13 | 2026 PROXY STATEMENT

Robin Zeigler
Ms. Zeigler has served as a director since July 2020. Ms. Zeigler has served as the Founder and Chief
Executive Officer of MURAL Real Estate Partners, a commercial real estate services firm, since May 2022.
Since January 2022, Ms. Zeigler has served as a trustee of RLJ Lodging Trust (NYSE: RLJ), a lodging
REIT. Ms. Zeigler has also served as a director of JLL Income Property Trust (Nasdaq: ZIPTMX), a non-
traded REIT since July 2021. From March 2016 to May 2022, Ms. Zeigler served as Chief Operating
Officer, Executive Vice President of Cedar Realty Investment Trust (NYSE: CDR), an equity REIT. From
2015 to 2016, Ms. Zeigler served as Executive Vice President — Head of Operations of Penzance, a
commercial real estate investment company. Prior to that, Ms. Zeigler served as Chief Operating Officer,
Mid-Atlantic Region of Federal Realty Investment Trust (NYSE: FRT), an equity REIT, from 2004 to 2015.
Earlier in her career, Ms. Zeigler served in various roles at KeyBank Real Estate Capital, Lendlease Real
Estate Investments and Ernst & Young LLP. Ms. Zeigler received an M.B.A. in Real Estate from Georgia
State University and a B.S. in Accounting from Florida A&M University. Ms. Zeigler’s real estate investment experience and public company experience make her a valued member of the Board.
Director
Age: 53
Board Committees:
•Nominating Committee (Chair)
•Investment Committee
Board Experience, Qualifications and Skills

	Mark Manheimer	Lori Wittman	Michael Christodolou	Heidi Everett	Todd Minnis	Matthew Troxell	Robin Zeigler
Expertise
Other Public Company Board		✓	✓				✓
Public Company CEO	✓
Public Company CFO		✓
Executive Management	✓	✓		✓	✓	✓	✓
Real Estate	✓	✓	✓	✓	✓	✓	✓
REIT	✓	✓	✓		✓	✓	✓
Capital Markets	✓	✓	✓	✓	✓	✓	✓
Strategic Planning/M&A	✓	✓	✓	✓	✓	✓	✓
External Risk Oversight	✓	✓	✓	✓	✓		✓
Internal Risk Oversight	✓	✓	✓	✓	✓	✓	✓
Human Capital Management	✓		✓	✓	✓	✓	✓
Legal/Regulatory	✓		✓		✓	✓	✓
Technology	✓	✓		✓	✓		✓
Growth Company Experience	✓	✓	✓	✓	✓	✓	✓
ESG	✓	✓	✓	✓	✓	✓	✓
Marketing	✓	✓	✓	✓		✓	✓

14 | 2026 PROXY STATEMENT

Executive Officer Biographical Information
The names and certain biographical information about our executive officers are set forth below (other than Mr. Manheimer, whose information is set forth above under “— Directors”). Ages are as of March 17, 2026.
Daniel Donlan
Mr. Donlan has served as our Chief Financial Officer and Treasurer since April 2023. He previously served as Senior Vice President, Head of Capital Markets at Essential Properties Realty Trust, Inc. (NYSE: EPRT),
a net lease REIT focused on sale-leaseback transactions with middle-market tenants, from February 2018 through March 2023. Prior to that, Mr. Donlan was a Managing Director at Ladenburg Thalmann & Co., a
financial services firm, from January 2013 to January 2018, where he served as the company’s lead REIT research analyst. Prior to that, Mr. Donlan was as a Vice President at Janney Capital Markets, a financial services firm, where he worked from June 2007 to January 2013, and an associate research analyst at BB&T
Capital Markets, a financial services firm, where he worked from April 2004 to May 2007. Mr. Donlan began his career as a sales and leasing associate at Thalhimer Cushman & Wakefield, a commercial real estate services firm, in Richmond, VA. Mr. Donlan received a B.B.A. in Finance from the University of
Notre Dame.
Chief Financial Officer and
Treasurer
Age: 44

15 | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Our business and affairs are managed under the direction of our Board. Each of our directors has been elected to serve a term ending at the Annual
Meeting. Pursuant to our Charter and Bylaws, the number of our directors may not be fewer than the minimum number required by Maryland law, which is one, and may not be greater than fifteen, and will generally be determined from time to time by resolution of the Board. Our Board currently consists of seven members.
Criteria for Selection of Directors
The Nominating Committee is responsible for (i) reviewing the structure, organization, function and composition of the Board and its committees and make recommendations to the Board regarding changes to the size and composition of the Board or any committee thereof, (ii) identifying, recruiting, screening, and interviewing individuals that the Nominating Committee believes are qualified to become Board members, and selecting, or recommending that the Board select, the director nominees to stand for election at each annual meeting of stockholders of the Company in which directors will be elected,
(iii) considering potential director candidates validly recommended by the Company’s stockholders in the same manner as nominees identified by the
Nominating Committee. Pursuant to our Corporate Governance Guidelines, directors should be able to read and understand financial statements, understand our industry and possess the highest personal and professional ethics, integrity and values. In considering candidates recommended by the
Nominating Committee, the Board intends to consider such factors as: (i) current or recent experience as a senior executive of a public company or as a leader of another major complex organization; (ii) experience as a director of a public company; (iii) business and financial expertise; (iv) ability to make sound business judgments; (v) general understanding of the Company’s business; (vi) current or prior industry experience; (vii) current employment; (viii)
diversity of thought, personal background, perspective, experience, skill, education, national origin, gender, race, age, culture and current affiliations; (ix)
having sufficient time to devote to the affairs of the Company; and (x) ability to work constructively with other members and management (where appropriate) to accomplish and effect their duties.
Recommendation of Nominees by Stockholders
In accordance with its charter, the Nominating Committee will consider candidates for election as a director of the Company that are recommended by any stockholder. Recommendations of individuals to be considered by the Nominating Committee should be sent to NETSTREIT Corp., 2021 McKinney
Avenue, Suite 1150, Dallas, Texas 75201, Attention: Secretary. All recommendations for nomination received by our Secretary that are made in accordance with the requirements in our Bylaws relating to director nominations will be considered.
Pursuant to Article II, Section 11 of the current Bylaws, nominations of persons for election to the Board at a meeting of stockholders may be made by any stockholder of the Company who was a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving of notice of such nomination and at the time of the meeting, who entitled to vote for the election of directors at the meeting who sends a timely notice in writing to our Secretary containing the information, representations, consents and certifications required by our Bylaws. To be timely, a stockholder’s notice must be delivered to our Secretary at the Company’s principal executive offices not earlier than 150 days nor less than 120 days prior to the first anniversary of the date of the Proxy Statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the
150th day prior to the date of such annual meeting, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. See “Stockholder Proposals and Nominations for
2027 Annual Meeting of Stockholders.”
Board and Committee Self-Evaluations
Each year our Board undertakes a self-evaluation process to critically evaluate its performance and effectiveness. Additionally, each committee conducts a self-evaluation to monitor its performance and effectiveness. The process is coordinated by the Nominating Committee using an independent third-party to conduct the evaluation process. Board and committee members are asked to provide commentary regarding a variety of topics, including the following:
overall Board performance, including strategy, challenges and opportunities; Board and committee meeting logistics and materials; Board and committee culture; risk oversight; and succession planning. The results of the evaluations are aggregated and summarized by the independent third party and discussed at Board and committee meetings.
In addition to the formal annual assessments, the Board evaluates and modifies its oversight of the Company’s operations on an ongoing basis. During their regular meetings, independent directors consider agenda topics that they believe deserve additional focus and raise new topics to be discussed at future meetings.
Independence of Directors
Our Corporate Governance Guidelines provide that a majority of the members of the Board, and each member of the Audit Committee, Compensation
Committee and Nominating Committee, must meet the criteria for independence set forth under applicable law and the New York Stock Exchange
(“NYSE”) listing standards. No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with the Company. In addition to considering the NYSE independence criteria, the Board will consider all relevant facts and circumstances of which it is aware in making an independence determination with respect to any director.
The Board, following consultation with the Nominating Committee, has made director independence determinations with respect to each of our current directors. Based on the NYSE independence guidelines, the Board has affirmatively determined that (i) Messrs. Christodolou, Minnis, and Troxell and
Mses. Everett, Wittman, and Zeigler (A) have no relationships or only immaterial relationships with us, (B) meet the NYSE independence guidelines with respect to any such relationships and (C) are independent; and (ii) Mr. Manheimer is not independent. Mr. Manheimer is our President, Chief Executive
Officer (the “CEO”) and Secretary.

16 | 2026 PROXY STATEMENT

Board’s Role in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its four standing committees, the Audit Committee, the Compensation Committee, the Nominating Committee, and the Investment
Committee, each of which addresses risks specific to its respective areas of oversight. In particular, as more fully described below, our Audit Committee has the responsibility to consider and discuss our major financial, accounting, operational, litigation, tax, privacy, and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. Our Nominating Committee provides oversight with respect to governance, social responsibility and environmental-related risks and ethical conduct and monitors the effectiveness of our corporate governance guidelines, including whether such guidelines are successful in preventing illegal or improper liability creating conduct. Our Investment Committee provides oversight with respect to the Company’s investments and strategy.
Corporate Responsibility
We are committed to fulfilling our obligations as corporate citizens. As we grow, we intend to integrate environmental, social, and governance (“ESG”)
considerations into our strategy and processes. We intend to leverage this commitment to deepen our ESG approach, using ESG frameworks to identify material risks and opportunities, analyzing data to refine our strategy, policies, and practices, and providing transparency to our investors and stakeholders.
 Environmental
Most of our properties operate under a “triple-net” lease structure, which means our tenants have operational control of the property, including environmental management programs, such as those that conserve resources. To that end, as part of our process for evaluating a potential acquisition, we incorporate information about a tenant’s commitment to ESG into our investment committee memorandum and take into consideration environmental and climate risks that might subject us to financial liabilities or regulatory actions. We are committed to identifying sustainable practices that are financially responsible and operationally feasible when working with our tenants or managing capital improvement projects.
Our top tenants have corporate sustainability programs that govern their business operations, including policies designed to reduce resource consumption and implement practical conservation policies at their retail locations. As of December 31, 2025, 16 of our top 20 tenants had ESG commitments, representing 83% of ABR of our top 20 tenants and 44% of our total ABR.
In 2022, we developed green lease clauses, which assist the Company and its tenant companies in delivering sustainability benefits to their respective stakeholders. As a result, our form lease now contains green lease provisions that include, among other items, certain reporting as to tenant energy and water use. We have executed green leases with numerous tenants and are pursuing collaborative sharing of utility data to identify opportunities that reduce energy consumption.
Our corporate headquarters in Dallas, TX is operated at the highest level of efficiency and sustainability, obtaining a LEED v4 O+M: EB Gold certification, meaning it meets both LEED criteria as well as strict EPA guidelines to achieve an Energy Star rating. Elements of our headquarters, such as building automation systems, lighting controls, green cleaning, and recycling programs, significantly decrease natural resource use by conserving energy and water, minimizing waste, and reducing CO2 emissions. We complete our Scope 1 and Scope 2 greenhouse gas inventory and calculation annually, and we will continue to monitor for opportunities to reduce our emissions.
We participate annually in GRESB public disclosure submission, and will use the results to identify areas of improvement.
 Social
As of December 31, 2025, we had 29 full-time employees. Our staff is mostly comprised of professional employees engaged in origination, underwriting, closing, financial reporting, portfolio management and capital markets activities essential to our business.
We are committed to creating a strong internal culture that promotes inclusion and employee well-being. Our past and continued success relies on our ability to attract, develop, engage, and retain a team of highly motivated and talented employees. In order to meet this objective, we are committed to the following:
•Talent acquisition and development. We provide equal employment opportunities to all individuals and seek to cultivate an inclusive culture that respects and appreciates diversity of experience, ideas, and opinions. To ensure we attract and retain top talent, we provide competitive compensation and benefits, including stock awards for all employees. We aim to develop our employees by providing internal training and reimbursement for certifications, tuition, courses, and seminars for continuing professional education. We encourage regular informal feedback directly from the leadership team and complete formal evaluations of each employee annually.
•Workplace culture and empowerment. We ensure that employees have a clear voice in sharing and upholding our cultural value and expectations through the Employee Experience Committee (EEC). The
EEC allows the leadership team to engage with, and obtain feedback from, our employees on their workplace experiences. The EEC is comprised of non-management members of the organization and rotate annually. Members meet periodically to discuss recommendations to present to the leadership team, which may include additional substantive training, personal growth and professional development programs, company social and team-building events, employee benefits, and health and wellness programs. We conduct an annual Employee Engagement
Survey to further enhance our company culture and employee
experience.
•Employee wellness. We are committed to providing a safe and healthy working environment for our employees. We offer competitive
healthcare insurance and generous paid time off, as well as paid medical and parental leave. We also provide employees with standing desks, ergonomic desk chairs, and fitness center memberships.

17 | 2026 PROXY STATEMENT

We believe when the Company does well, it is equally important for us to give back to the community. Each quarter, employees select a charitable organization to sponsor, either through fundraising or in-kind donations, where NETSTREIT matches 100% of all donations. Additionally, the Company reinforces its commitment to community involvement by offering two annual volunteer days, during which team members provide hands-on support to local charitable organizations.
 Governance
We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner. Some highlights of our corporate governance program include:
•43% of our Board, including 50% of our independent directors, are women
•29% of our directors are racially or ethnically diverse
•Six out of seven directors are independent
•Independent committees
•Separate Chair of the Board and CEO
•Directors elected annually
•Directors are elected by majority of votes cast in uncontested elections with a director resignation policy
•We have opted out of the Maryland Control Share Acquisition Act of the
MGCL, and we may not opt into the provisions of the Maryland Control
Share Acquisition Act without the approval of our stockholders
•No poison pill or differential voting stock structure to chill shareholder participation
•Our Bylaws may be amended by the vote of stockholders entitled to cast at least a majority of the votes entitled to be cast upon at a duly organized meeting of stockholders
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Business Conduct and
Ethics is available on our website at www.NETSTREIT.com. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement. The Code of Business Conduct and Ethics seeks to identify and mitigate conflicts of interest between our employees, directors and officers, including with respect to corporate opportunities. However, we cannot assure you that these policies or provisions of law will always be successful in eliminating or minimizing the influence of such conflicts, and if they are not successful, decisions could be made that might fail to reflect fully the interests of our stockholders. Among other matters, our Code of Business Conduct and Ethics will be designed to deter wrongdoing and to promote:
•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•full, fair, accurate, timely, and understandable disclosure in our SEC reports and other public communications;
•compliance with applicable laws, rules and regulations;
•prompt internal reporting of violations of the code to appropriate persons identified in the code;
•accountability for adherence to the code of business conduct and ethics;
•the protection of the Company’s legitimate business interests, including its assets and corporate opportunities; and
•confidentiality of information entrusted to directors, officers and employees by the Company and its tenants.
We intend to promptly disclose on our website (i) the date and nature of any amendment (other than technical, administrative or other non-substantive amendments) to the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and relates to any element of the code of ethics definition enumerated in Item 406(b) of
Regulation S-K and (ii) the nature of any waiver, including an implicit waiver, from a provision of the Code of Business Conduct and Ethics that is granted to one of these specified individuals that relates to one or more of the elements of the code of ethics definition enumerated in Item 406(b) of
Regulation S-K, the name of such person who is granted the waiver and the date of the waiver.
Insider Trading Policy
We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees. In addition, it is our intent to comply with the applicable laws and regulations relating to insider trading. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves, or in the past has served, as a member of the Board or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board or our Compensation Committee. Ms.
Wittman, who joined the Compensation Committee in February 2025, previously served as our Interim Chief Financial Officer from November 2022 to
April 2023. None of the other members of our Compensation Committee is, or has ever been, an officer or employee of the Company.
Communications to the Board
Stockholders and interested parties can contact the Board (including the Chair of the Board and non-employee directors) through written communication sent to NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, Attention: Secretary. Our Secretary reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that is directed to the Board or that, in the opinion of the
Secretary, deals with the functions of the Board or Board committees or that he otherwise determines requires the Board’s or any Board committee’s

18 | 2026 PROXY STATEMENT

attention. Concerns relating to accounting, internal accounting controls, or auditing matters are immediately brought to the attention of our internal audit function and handled in accordance with procedures established by the Audit Committee with respect to such matters. From time to time, the Board may change the process by which stockholders may communicate with the Board. Any such changes will be reflected in our Corporate Governance Guidelines, which are posted on our website at www.NETSTREIT.com. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement.
Communications of a confidential nature can be made directly to our non-employee directors or the Chair of the Audit Committee regarding any matter, including any accounting, internal accounting control, or auditing matter, by submitting such concerns to the Audit Committee or the Chair of the Board.
Any submissions to the Audit Committee or the Chair of the Board should be marked confidential and addressed to the Chair of the Audit Committee or the Chair of the Board, as the case may be, c/o NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201.
Other Board Information
Leadership Structure of the Board
Lori Wittman is our Chair of the Board and has served in that role since October 2024. Our Board has decided to maintain separate non-executive chair and CEO roles to allow our CEO to focus on the execution of our business strategy, growth and development, while allowing the non-executive chair to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. While our Bylaws and Corporate Governance
Guidelines do not require that our non-executive chair and CEO positions be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company at this time.
Board Meetings
In 2025, our Board held six meetings. In addition to our Board meetings, our directors attend meetings of committees established by our Board. Each of our director nominees attended at least 75% of the meetings of our Board and the committees on which he or she served during 2025 that were held when he or she was a director. Our directors are encouraged to attend all annual and special meetings of our stockholders. In 2025, all of the directors attended the virtual annual meeting of stockholders.
Meetings of Non-Employee Directors
In accordance with our Corporate Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board without management present. Ms. Wittman, the Chair of the Board, presides over these executive sessions.
Committees of the Board
Our Board has four committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Investment Committee, each of which meets the NYSE independence standards and other governance requirements for such a committee. The principal functions of each committee are briefly described below.
Additionally, our Board may from time to time establish other committees to facilitate the Board’s oversight of management of the business and affairs of our company. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on our website at
www.NETSTREIT.com. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement.

		Board Committees
Name	Director Since	Independent	Audit	Comp	Nominating	Investment
Mark Manheimer	2019
Lori Wittman	2019
Michael Christodolou	2020
Heidi Everett	2020
Todd Minnis	2019
Matthew Troxell	2019
Robin Zeigler	2020
= Chair of Board/Committee
= Member of Committee
Director Term: One Year
Board Meetings in 2025: 6

Board Committee Meetings in 2025: Audit (4), Compensation (6), Nominating (4), Investment (4)
Audit Committee
In 2025, the Audit Committee held four meetings.
The Audit Committee charter defines the Audit Committee’s principal functions, including oversight related to:

19 | 2026 PROXY STATEMENT

•the integrity of our financial statements and financial reporting process;
•the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;
•our accounting and financial reporting processes;
•our systems of disclosure controls and procedures and internal control over financial reporting;
•the performance of our internal audit functions;
•our compliance with financial, legal and regulatory requirements;
•the use of AI in accounting, financial reporting, and compliance governed through risk management, policies, processes, and controls;
and
•our overall risk assessment and management, including risks relating to data privacy, technology and information security and cybersecurity.
The Audit Committee is also responsible for appointing, compensating, retaining, and overseeing an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans for and results of the audit engagement, approving services that may be provided by the independent registered public accounting firm, including audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls. The audit committee also will prepare the audit committee report required by SEC regulations to be included in our annual report.
Our Audit Committee consists of three members, Michael Christodolou, Matthew Troxell, and Lori Wittman, with Mr. Christodolou serving as chair. Our
Board has affirmatively determined that all directors serving on the Audit Committee meet the definition of “independent director” based on the standards of the NYSE, and satisfy the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has also determined that (i) each member of the
Audit Committee qualifies as an “audit committee financial expert” under SEC rules and regulations and (ii) each member of the Audit Committee is
“financially literate” as the term is defined by NYSE listing standards.
Compensation Committee
In 2025, the Compensation Committee held six meetings. The Compensation Committee charter defines the Compensation Committee’s principal functions, including oversight related to:
•annually review and approve our corporate goals and objectives with respect to compensation for our Chief Executive Officer and, at least annually, evaluating the Chief Executive Officer’s performance in light of those goals and objectives to set his or her annual compensation, including salary, bonus, fees, benefits, incentive awards and perquisites;
•review and approve compensation of other executive officers, including salaries, bonuses, fees, benefits, incentive awards and perquisites;
•review and approve new incentive compensation plans and equity-based plans and amendments to any existing plans;
•annually evaluate and approve appropriate compensation for non-
employee directors;
•review and approve any clawback policy;
•review and discuss with management our compensation discussion and analysis required by SEC regulations and recommending to the Board that such compensation discussion and analysis be included in our annual report; and
•prepare the compensation committee report to be included in our proxy statement.
Our Compensation Committee consists of three members, Matthew Troxell, Heidi Everett and Lori Wittman, with Mr. Troxell serving as chair. Our
Board has affirmatively determined that all directors who serve on the Compensation Committee are independent under applicable NYSE rules and that each member of our Compensation Committee meets the definition of a “non-employee director” for the purposes of serving on our Compensation
Committee under the Exchange Act.
Through July 2025, the Compensation Committee again engaged Ferguson Partners Consulting L.P. (“FPC”) as its independent consultant. FPC reported directly to the Compensation Committee, which retained the sole authority to direct the work of, engage or terminate FPC. FPC conducted an analysis and provided advice on, among other things, our executive compensation, director compensation, and incentive plan design. As part of its analysis, FPC collected and analyzed compensation information from a peer group of comparable public companies and reported to the Compensation Committee. The
Compensation Committee considered this report by FPC when making its determinations regarding executive compensation in 2025, as detailed below in the section titled “Compensation Discussion and Analysis — Peer Group Development Process and How We Used the Data.”
In July 2025, the Compensation Committee engaged a new compensation consultant, Farient Advisors, LLC (“Farient”), a nationally recognized compensation consulting firm, as its independent consultant, replacing FPC. Farient reports directly to the Compensation Committee, which retains the sole authority to direct the work of, engage or terminate Farient. The mandate of Farient is to serve the Company and work with the Compensation
Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, program design, market trends, and technical considerations. The Compensation Committee worked with Farient to review and update our peer group, provide a competitive market analysis of the base salary, annual cash incentive awards, and long-term incentive compensation of our executive officers compared to the compensation peer group and review other market practices and trends to inform our 2026 compensation program.
Other than with respect to consulting on executive and director compensation matters, neither FPC nor Farient has performed other services for the
Compensation Committee or the Company. The Compensation Committee has reviewed the independence of FPC and Farient in light of, among other things, SEC rules and NYSE listing standards regarding compensation consultants and has concluded that neither FPC's nor Farient’s work for the
Compensation Committee raises any conflict of interest.
Nominating Committee
In 2025, the Nominating Committee held four meetings. The Nominating Committee charter defines the Nominating Committee’s principal functions, including oversight related to:
•identifying and recommending candidates to fill vacancies on the Board and for election by the stockholders;
•recommending committee assignments for members to the Board;
•review and make recommendations to the Board regarding independence determinations;

20 | 2026 PROXY STATEMENT

•consider and make recommendations to the Board regarding the Board’s leadership structure;
•overseeing the development of executive succession plans;
•facilitating the Board’s annual evaluation of the performance of the
Board, its committees and individual directors;
•overseeing environmental stewardship and social responsibility matters;
and
•developing and recommending to the Board appropriate corporate governance policies, practices and procedures for our company.
Our Nominating Committee currently consists of three members, Robin Zeigler, Heidi Everett and Todd Minnis, with Ms. Zeigler serving as chair. Our
Board has affirmatively determined that all directors who serve on the Nominating Committee are independent under NYSE listing standards.
Investment Committee
In 2025, the Investment Committee held four meetings. The Investment Committee’s principal functions include oversight related to investment policies and guidelines. Our Investment Committee currently consists of three members, Todd Minnis, Michael Christodolou, and Robin Zeigler, with Mr. Minnis serving as chair. Our Board has affirmatively determined that all directors who serve on the Investment Committee are independent under NYSE listing standards.
Non-Employee Director Compensation
The following table presents information regarding the compensation earned or paid during fiscal year 2025 to our non-employee directors who served on the Board during the year. Directors who are employees of us or any of our subsidiaries do not receive any compensation for their services as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Lori Wittman	137,500	105,000	242,500
Michael Christodolou	97,500	105,000	202,500
Heidi Everett	85,000	105,000	190,000
Todd Minnis	92,500	105,000	197,500
Matthew Troxell	95,000	105,000	200,000
Robin Zeigler	92,500	105,000	197,500
(1)The amounts reported in this column represent the grant date fair value of the annual restricted stock unit (“RSU”) awards of 7,192 RSUs granted to each of our non-employee directors in 2025. The grant date fair value of each award was calculated in accordance with the Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the RSU awards, please see Note 11 to our audited consolidated financial statements in our Annual Report on
Form 10-K for the fiscal year ended December 31, 2025. As of December 31, 2025, each non-employee director held 7,192 unvested RSUs.
Director Compensation Program
Our Board has established a compensation program for our non-employee directors, which is comprised of the following:
•Annual Cash Retainer: Annual cash retainer of $70,000, payable in quarterly installments in arrears (and prorated for partial service).
•Chair Fees: The additional annual cash retainer amount of $50,000 is payable to either an independent Chair or a lead independent director.
The Chairs of the Audit Committee, the Compensation Committee, the
Nominating Committee, and the Investment Committee will receive additional annual cash retainers of $20,000, $15,000, $15,000, and
$15,000, respectively.
•Committee Fees: Non-Chair members of the Audit Committee, the
Compensation Committee, the Nominating Committee, and the
Investment Committee will receive additional annual cash retainers of
$10,000, $7,500, $7,500, and $7,500, respectively.
•Equity Awards: Annual award of RSUs with a value at grant of approximately $105,000 vesting on the first anniversary of the grant date, generally subject to continued service as a director through the vesting date.
We also reimburse our directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including without limitation travel expenses in connection with their attendance in-person at Board and committee meetings.
The Company has stock ownership guidelines with respect to non-employee directors. See “Compensation Discussion and Analysis — Governance and
Other Considerations — Stock Ownership Requirements” for additional information.
Security Ownership of Certain Beneficial Owners, Directors and Management
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within
60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement.
The following table sets forth information, as of March 17, 2026, known to us about the beneficial ownership of shares of our common stock by our 5% or greater stockholders and by our named executive officers, directors and executive officers and directors as a group. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or other rights (as set forth above) held by that person that are exercisable as of March 17, 2026 or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The percentage calculations set forth in the

21 | 2026 PROXY STATEMENT

table are based on 97,253,556 shares of common stock outstanding on March 17, 2026, rather than based on the percentages set forth in stockholders’
Schedules 13G or 13D, as applicable, filed with the SEC.
Each person named in the table has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. Unless otherwise indicated, the address of each named person is c/o NETSTREIT
Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201. No shares beneficially owned by any executive officer or director have been pledged as security.

	Common Stock and Securities Exchangeable for Common Stock
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class(1)
5% or Greater Stockholders
Affiliates of Cohen & Steers, Inc.(2)	13,224,279	13.6%
Principal Real Estate Investors, LLC (3)	8,935,308	9.2%
Blackrock, Inc.(4)	8,908,035	9.2%
The Vanguard Group(5)	7,352,295	7.6%
Millennium Management LLC (6)	5,246,726	5.4%
Named Executive Officers and Directors
Mark Manheimer	410,260	*
Daniel Donlan(7)	48,259	*
Lori Wittman(8)	30,065	*
Michael Christodolou	34,264	*
Heidi Everett	25,248	*
Todd Minnis	22,744	*
Matthew Troxell	43,998	*
Robin Zeigler	25,536	*
All executive officers and directors as a group (8 persons)	640,374	*
*Less than 1%.
(1)Percentages are rounded.
(2)Based solely on the Schedule 13G/A filed by Cohen & Steers, Inc. with the SEC on March 6, 2026. Represents shares beneficially owned by Cohen &
Steers, Inc. and certain of its affiliates. Cohen & Steers, Inc.  has sole voting power over 11,840,586 shares and sole dispositive power over 13,224,279 shares. The address of Cohen & Steers, Inc. is 1166 Avenue of the Americas, 30th Floor, New York, New York 10036.
(3)Based solely on the Schedule 13G filed by Principal Real Estate Investors, LLC with the SEC on November 6, 2025. Principal Real Estate Investors,
LLC has shared voting and dispositive power over 8,935,308 shares. The address for Principal Real Estate Investors, LLC is 801 Grand Avenue, Des
Moines, Iowa 50392.
(4)Based solely on the Schedule 13G/A filed by Blackrock, Inc. with the SEC on October 5, 2025. Blackrock, Inc. has sole voting power over 8,628,327 shares and sole dispositive power over 8,908,035 shares. The address for Blackrock, Inc. is 50 Hudson Yards, New York, New York 10001.
(5)Based solely on the Schedule 13G/A filed by The Vanguard Group with the SEC on April 10, 2024. The Vanguard Group has shared voting power over 101,856 shares, sole dispositive power over 7,188,928 shares and shared dispositive power over 163,367 shares. The address of The Vanguard
Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(6)Based solely on the Schedule 13G filed by Millennium Management LLC with the SEC on February 20, 2026. Millennium Management LLC has
shared voting and dispositive power over 5,246,726 shares. The address of Millennium Management LLC is 399 Park Avenue, New York, New York
20011.
(7)Includes 11,681 RSUs that vest within 60 days of March 17, 2026.
(8)Includes 2,639 shares held indirectly through the Lori B. Wittman Revocable Trust of which Ms. Wittman acts as trustee and 1,111 shares held indirectly in a joint account with her husband.

22 | 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) discusses our executive compensation philosophy, objectives and programs, the compensation decisions made under those programs, and the factors considered by the Compensation Committee of our Board (the “Committee”) in making those decisions. The CD&A focuses on the compensation of our named executive officers for 2025:

Named Executive Officer	Title
Mark Manheimer	President, Chief Executive Officer and Secretary
Daniel Donlan	Chief Financial Officer and Treasurer
Mr. Manheimer and Mr. Donlan are our named executive officers for 2025 based on their respective positions with us as principal executive officer and principal financial officer during 2025. Because we only had two “executive officers” as defined in Exchange Act Rule 3b-7 during 2025, we only have two named executive officers.
Overview of the Compensation Program
The Committee is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy and executive compensation programs. The Committee strives to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive.
Generally, the types of compensation and benefits provided to our executive officers, including the named executive officers, are similar to those provided to executive officers at comparable companies in similarly situated positions.
Compensation Philosophy and Objectives
The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of our specific annual, long-term and strategic goals, and which aligns executives’ interests with those of our stockholders by rewarding performance above pre-established goals, with the ultimate objective of improving stockholder value. The Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives at comparable companies. To that end, the Committee believes that the executive compensation packages provided by us to our named executive officers generally should include both cash- and equity-based compensation that rewards performance as measured against pre-established goals. Our pay-for-performance philosophy, as shown below, is evidenced by a significant portion of our Chief
Executive Officer’s (84%) and Chief Financial Officer’s (75%) target compensation for 2025, as approved by the Committee in February 2025, being performance-based/at-risk.
16%
Salary
16%
Annual Cash Bonus
27%
Annual Cash Bonus
25%
Salary
27%
Time-Based Equity
CEO
CFO
19%
Time-Based Equity
84%
Performance-Based/ At Risk
75%
Performance-Based/ At Risk
41%
Performance Based Equity
29%
Performance Based Equity

✓	What We Do:	X	What We Don’t Do:
✓
We Pay for Performance: A substantial portion of our
compensation is not guaranteed but rather is at risk in that it is linked to the achievement of key operating and financial goals as measured by clear pre-established metrics. For 2025, 84% of our
CEO’s target compensation and 75% of our CFO’s target
compensation was performance-based and/or at-risk. Performance-
based equity for our CEO represents 60% of his annual long-term incentive opportunity (as compared to an average of only 45% in our peer group)
X
No Automatic Salary Increases or Guaranteed Bonuses: We do
not guarantee annual salary increases or bonuses and none of the employment agreements with our named executive officers contain such provisions.

✓
We Balance Short-Term and Long-Term Incentives: Our
incentive programs provide a balance of annual and longer-term incentives, including a variety of performance metrics that measure both absolute and relative performance.
		X	No Guaranteed Incentives: We do not provide multi-year guaranteed incentive awards for our named executive officers.

23 | 2026 PROXY STATEMENT

✓	What We Do:	X	What We Don’t Do:
✓		X	No Current Payment of Dividends or Dividend Equivalents on Unvested Awards: Dividend equivalents accrue during the vesting period and are only paid to the extent the underlying awards vest.

✓	We Seek the Input of our Stockholders: Annually, we present our executive compensation to a “Say-on-Pay” vote by our stockholders.	X	No Excessive Perquisites: We generally do not provide perquisites or personal benefits to our named executive officers.

✓
We Seek Alignment with Our Stockholders: We require both our named executive officers and our directors to maintain a meaningful ownership stake in the Company through our stock ownership
policy. We also design our executive compensation program to align with long-term objectives that support the creation of stockholder value.
X
No Hedging or Pledging: We have policies that prohibit our
directors, officers and employees from (1) entering into hedging or monetization transactions involving Company stock and (2) holding
Company stock in a margin account or pledging Company stock as collateral for a loan.

✓	We Align Compensation Practices with Market: As part of our annual review of executive compensation, we evaluate and consider market data for applicable peers.	X	No Tax Gross-Ups: We do not provide tax gross-ups on any severance, change-in-control or other payments.

✓	We Retain an Independent Compensation Consultant: Our Compensation Committee engages an independent compensation consultant to provide guidance on a variety of compensation matters.	X
No Automatic Change in Control Acceleration: We do not
provide “single-trigger” accelerated vesting of equity-based awards upon a change in control. See “— Potential Payments Upon
Termination or Change in Control” below.

The Committee will continue to monitor and evaluate our executive compensation program going forward in light of our stockholders’ views and our transforming business needs. In addition, the Committee expects to continue to consider the outcome of our “say-on-pay” advisory votes and our stockholders’ views when making future compensation decisions for the named executive officers.
Say on Pay Advisory Vote Results and Stockholder Outreach
Stockholders are provided the opportunity to cast an annual advisory vote on the compensation of our named executive officers. At our 2025 annual meeting of stockholders, approximately 92% of the votes cast on the “say-on-pay” advisory proposal were in favor of the 2024 compensation paid to our named executive officers, which we believe affirms our stockholders’ support of our approach to our NEO compensation program and we therefore did not make any significant changes to the structure of the program.
Setting Executive Compensation
Role of the Committee and Executive Officers in Compensation Decisions
The Committee is responsible for reviewing and approving the compensation of our named executive officers. In this capacity, and based on the foregoing objectives, the Committee has structured our executive compensation programs to motivate our executives to achieve the corporate performance goals set by us and to reward the executives for achieving these goals. In evaluating executive compensation, the Committee considers a variety of factors, including market demands and compensation data, internal equity and external surveys, which provide insight into and guidance on the pay practices of similar companies. While survey data provides us with a helpful guideline, we do not make compensation decisions based on any single factor.
Our Chief Executive Officer annually reviews the performance of all executive officers (other than the Chief Executive Officer, whose performance is reviewed by the Committee). The conclusions reached and recommendations made based on these reviews, including with respect to salary adjustments and annual short-term incentive opportunity and actual payout amounts, are presented to the Committee, which has the discretion to modify any recommended adjustments or awards to executives.
The Committee has final approval over all compensation decisions for our named executive officers and approves recommendations regarding cash and equity awards to each of our executive officers.
Role of the Independent Compensation Consultant
To assist with the analysis of executive compensation for fiscal year 2025, the Committee retained FPC as its independent compensation consultant through July 2025, and retained Farient in July 2025. FPC and Farient both report directly to the Committee, and the Committee has the sole authority to hire, fire and direct the work of both FPC and Farient. For fiscal year 2025, FPC advised the Committee on a variety of compensation-related issues, including: (1) evaluating the current executive compensation program design and assisting in structuring an executive compensation program that meets the objectives described above; (2) identifying the appropriate mix of compensation components, including base salary, short-term incentives and long-
term incentives to ensure proper incentive alignment; (3) reviewing the compensation practices of other REITs in order to evaluate market trends and compare our executive compensation program and compensation for other senior employees with our competitors; and (4) assisting with developing a peer group of companies for formal compensation benchmarking purposes.
Through review and consultation with FPC and Farient, the Committee assessed the independence of FPC and Farient in light of, among other factors, the independence factors established by the NYSE. As a result of this assessment, the Committee has determined that FPC's and Farient’s work raised no conflict of interest currently or during the 2025 fiscal year.
Peer Group Development Process and How We Used the Data
The Committee reviews and makes adjustments to the composition of the peer group on an annual basis, or more often as deemed necessary, to account for changes in both our business and the businesses of the companies in the peer group. The Committee does not have a specific target compensation level

24 | 2026 PROXY STATEMENT

for the named executive officers. Instead, we review data concerning practices at our peer group companies and within the REIT industry as a reference point to assist in developing programs that will attract and retain talent and drive company performance.
In October 2024, the Committee, after considering stockholder feedback and using information provided by FPC, established the following peer group to be used in connection with making compensation decisions for 2025:

2025 Peer Group(1)
Agree Realty (ADC)	Getty Realty (GTY)
Chatham Lodging Trust (CLDT)	Peakstone Realty Trust (PKST)
Community Healthcare Trust (CHCT)	Plymouth Industrial REIT (PLYM)
Essential Properties Realty Trust (EPRT)	Retail Opportunity Investments (ROIC)
Four Corners Property Trust (FCPT)	Sila Realty Trust (SILA)
FrontView FREIT (FVR)	Urban Edge Properties (UE)
(1)In October 2025, the Committee approved the peer group to be used in connection with making compensation decisions for 2026. We removed
Chatham Lodging Trust, Community Healthcare Trust, and Retail Opportunity Investments; and added Acadia Realty Trust, InvenTrust Properties, NNN
REIT, and Whitestone REIT to the 2026 peer group.
The 2025 peer group was established based on two parameters: (1) industry focus; and (2) size, as measured by a company’s total enterprise value and implied equity market capitalization. Specifically, the Committee’s selection process focused primarily on net lease and external growth oriented REITs and secondarily on other retail REITs (excluding regional malls), other REITs and geographic competitors, in each case of comparable size, with both total enterprise value and implied equity market capitalization generally between 0.25x and 3.0x of the Company’s then-current total enterprise value and implied equity market capitalization. Based on these criteria, the Committee added two companies, FrontView REIT and Sila Realty Trust.
In addition, the Committee approved two triple-net lease free standing retail REITs as “structure peers” for 2025: NNN REIT, Inc. and Realty Income
Corporation. The Committee uses both the peer group and the structure peers to assess the alignment of our executive compensation program structure with current market practices, but only the peer group is used to assess magnitude of compensation.
Executive Compensation Components
The principal components of compensation for our named executive officers generally are: (1) base salary; (2) short-term incentives (“STI”); and (3) time-
and performance-based long-term incentive (“LTI”) awards granted pursuant to the Company’s 2019 Omnibus Incentive Compensation Plan (the
“Omnibus Plan”).
The table below summarizes the 2025 target compensation opportunities that the Committee approved for our named executive officers. These amounts, which are discussed in further detail below, differ from those shown in the Summary Compensation Table included in this Proxy Statement, which report the actual STI payouts earned based on 2025 performance and the grant date fair value of the LTI awards.

Executive Compensation Component	Mark Manheimer	Daniel Donlan
Base Salary ($)	700,000	400,000
(year-over-year change)	(no change)	(increased from 375,000)
Target STI ($)	700,000	425,000
(year-over-year change)	(no change)	(no change)
Target LTI ($)	3,000,000	700,000
(year-over-year change)	(no change)	(no change)
Target Total Compensation ($)	4,400,000	1,525,000
(year-over-year change)	(no change)	(increased from 1,500,000)
Base Salary
We generally provide our named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year.
Base salaries established for our named executive officers are intended to reflect each individual’s responsibilities, experience, historical performance and other discretionary factors deemed relevant by the Committee and have generally been set at levels deemed necessary to attract and retain talented individuals. Base salaries are also designed to provide our named executive officers with steady income during the course of the fiscal year that is not contingent on short-term variations in the Company’s operating performance. The initial base salary for our named executive officers is generally established in an employment agreement.
Salary levels are reviewed annually as part of our performance review process as well as upon a promotion or other material change in job responsibility.
Merit-based increases to salaries of the executives are based on the Committee’s assessment of the individual’s performance.
When setting the annual base salaries of our executives, the Committee primarily considers the scope of an executive’s responsibilities, internal pay equity, the executive’s individual performance, and competitive market data. The Committee reviews these criteria collectively but does not assign a weight to any criterion when setting base salaries. Each base salary adjustment is made by the Committee subjectively based upon the foregoing.
In early 2025, after considering the criteria described above, the Committee determined not to increase Mr. Manheimer’s base salary rate for fiscal year
2025, as his base salary remained market competitive. The Committee approved a 6.7% increase to Mr. Donlan’s base salary rate for fiscal year 2025, to

25 | 2026 PROXY STATEMENT

stay competitive with comparable salaries within our peer group. Accordingly, the 2025 base salary rates for Messrs. Manheimer and Donlan were as follows:

Name	2025 Base Salary Rate ($) (Effective January 1, 2025)
Mark Manheimer	700,000
Daniel Donlan	400,000
Short-Term Incentive Program
Our executive officers generally are eligible for STI based on Company performance, with payment amounts determined by the Committee based on the
Committee’s assessment of performance for the applicable year. The STI program is intended to focus the entire organization on meeting or exceeding the annual performance goals that are set during the early part of each year and approved by the Committee, while also providing significant opportunity to reward individual contributions.
An executive officer’s STI opportunity under our STI program is tied to such executive’s base salary rate in effect at the time of grant, and such opportunity generally increases as their ability to affect the Company’s performance increases. Consequently, as an executive’s responsibilities increase, his variable compensation in the form of STI opportunity, which is dependent on Company performance, generally makes up a larger portion of the executive’s total compensation.
The 2025 STI opportunities for Messrs. Manheimer and Donlan, which were determined by the Committee in early 2025, are set forth in the table below.
Messrs. Manheimer’s and Donlan’s 2025 STI opportunities did not change year-over-year.

	Short-Term Incentive Opportunity as % of Base Salary(1)
Name	Threshold	Target	Maximum	Target STI ($)
Mark Manheimer	50%	100%	200%	700,000
Daniel Donlan	53%	106%	212%	425,000
(1)Linear interpolation is applied between the specified performance levels for all metrics described below. Further, for each metric, there is no payout for performance below threshold and no increased payout for performance above maximum.
For our 2025 STI program, the Committee determined to use the pre-established corporate performance goals noted in the table below, which comprised
80% of the award opportunity. The Committee believed these corporate performance goals reflected commonly recognized measures of financial and operating performance within our industry and were key drivers of sustained value creation for our stockholders. For our 2025 STI program, the
Committee determined to replace the general and administrative expense performance goals that were included in the 2024 STI program with two tenant concentration goals to focus management on key portfolio diversification metrics that impact the risk-adjusted profile and value of the Company. The remaining 20% of the STI opportunity was based on the Committee’s qualitative assessment of both individual and overall Company performance during
2025. The corporate performance goals and weightings, in addition to our actual performance, are set forth in the following table:

Corporate Performance Goal		Weighting		Threshold (50%)		Target (100%)		Maximum (200%)	Actual Performance	Achievement Level (% of Target)	Weighted Payout
AFFO/Share(1)		35%		$1.27		$1.29		$1.31	$1.31	200.0%	70.0%
Tenant Concentration: Top 5(2)	0 . 1	10%	0 . 2 7 5	30%	0 . 2 4 9 8	28%	0 . 2	25%	25.0%	200.0%	20.0%
Tenant Concentration: Top 10(2)	0 . 0 5	5%	0 . 4 2 5	45%	0 . 4 0 2 3	43%	9 . 5 5	40%	40.2%	191.0%	9.6%
Portfolio Credit: Investment Grade Profile %(3)		5%		63%		65%		68%	65.0%	99.0%	5.0%
Portfolio Credit: Investment Grade %(3)		5%		48%		50%		53%	49.5%	90.5%	4.5%
Leverage(4)		20%		5.25x		5.00x		4.25x	4.25x	200.0%	40.0%
Subjective(5)		20%		1		3		5	4	150.0%	30.0%
Total:		100%									179.0%
(1)Adjusted funds from operations (“AFFO”) per diluted share for the full year 2025. AFFO is a non-GAAP financial measure. See Appendix A for a reconciliation of full year 2025 AFFO to net (loss) income, the most comparable GAAP measure. AFFO is used by management and stockholders to assess funds available for distributions.
(2)Four quarter 2025 average of percentage of tenant concentration for both the top 5 and top 10, as measured by ABR. This goal reflects the Company’s ability to mitigate concentration risk.
(3)Four quarter 2025 average of percentage of portfolio defined as Investment Grade and/or Investment Grade Profile. We define “Investment Grade”
tenants as tenants, or tenants that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody’s) or NAIC-2 (National
Association of Insurance Commissioners) or higher. We define “Investment Grade Profile” tenants as tenants with metrics of more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x, but do not carry a published rating from S&P, Moody’s or NAIC. This goal reflects the Company’s continued ability to source and close acquisition opportunities that meet its stated credit objectives.
(4)Four quarter 2025 average of reported adjusted net debt to adjusted EBITDAre, which adjusts for the impact of the estimated cash yield on developments in process, intra-quarter acquisitions, dispositions and re-leasing activities, and includes the settlement of forward shares pursuant to

26 | 2026 PROXY STATEMENT

outstanding forward sales agreements. This goal reflects the Company’s ability to effectively finance our acquisitions within our stated targeted leverage range of 4.5x to 5.5x.
(5)The Committee evaluated Company overall performance during 2025 across several categories, as discussed below.
In evaluating the subjective performance component, the Committee considered Company performance across several categories, including operations, acquisitions and dispositions, asset management, and culture, as well as each of Messrs. Manheimer’s and Donlan’s respective contributions to such overall performance. In determining the achievement level of the subjective performance component, the Committee considered the Company’s net investment activity, portfolio management, tenant concentration and relative stock price performance.
The 2025 STI earned by each of Messrs. Manheimer and Donlan for 2025 is set forth in the following table:

Name	2025 Annual STI Payout Percentage (% of Target)	2025 Annual STI ($)(1)
Mark Manheimer	179.0%	1,253,175
Daniel Donlan	179.0%	760,856
(1)Pursuant to our Alignment of Interest Program, which is described below, Messrs. Manheimer and Donlan each elected to receive an award of RSUs under the Omnibus Plan (such award, “Alignment RSUs”) in lieu of 50% and 25%, respectively, of their 2025 STIs. Accordingly, 50% of Mr.
Manheimer’s 2025 STI was paid in the form of Alignment RSUs, and the remaining 50% was paid in cash, and 25% of Mr. Donlan’s 2025 STI was paid in the form of Alignment RSUs, and the remaining 75% was paid in cash.
Alignment of Interest Program
In March 2021, the Committee adopted an Alignment of Interest Program (the “Program”) pursuant to the Omnibus Plan. Messrs. Manheimer and
Donlan, along with all other employees of the Company, are eligible to participate in the Program. The Program allows individuals who are eligible to receive awards under the Omnibus Plan, as selected by the Committee from time to time, to elect to receive RSUs under the Omnibus Plan in lieu of a specified percentage of cash compensation, which election must be made by the end of the prior fiscal year. The amount of compensation that a participant elects to reduce will be applied to the issuance of an award of Alignment RSUs under the Omnibus Plan, and the participant will receive an additional award of RSUs under the Omnibus Plan based upon a multiple of the Alignment RSUs (the “Alignment Multiplier”) (the “Additional RSUs,”
and collectively with the Alignment RSUs, the “Awarded RSUs”). The number of Alignment RSUs will be determined as of the second business day following the release of the Company’s fourth quarter earnings for the most recently completed fiscal year, or, if such date is not a trading day, then the trading day immediately following such date, and the Awarded RSUs will be granted to a participant as soon as administratively feasible following such date.
The Committee will determine the minimum and maximum percentage of each compensation type that may be reduced and applied to Alignment RSUs, the lengths of the vesting periods and the corresponding Alignment Multipliers that may apply under the Program. Currently, executive officers may elect to receive Alignment RSUs in lieu of up to 75% of STI compensation that is earned with respect to a fiscal year, with the number of Additional RSUs being determined by application of an Alignment Multiplier of 0.25x. Awarded RSUs will vest over three years, in substantially equal annual installments, generally subject to continued provision of services. As set forth in the form of RSU agreement governing the Awarded RSUs, in the event of a termination by the Company without “cause” or a resignation for “good reason” (each as defined in the Omnibus Plan), the Awarded RSUs will immediately vest in full.
The Committee believes that this deferral program reinforces a long-term focus on stockholder value creation, promotes the retention of our management team, and is appropriate relative to other REITs that utilize similar cash deferral programs. Furthermore, the 0.25x Alignment Multiplier is factored into each executive officer’s pay opportunity to ensure that the program benefit would not result in excessive compensation relative to our peers.
Long-Term Incentive Awards
We utilize long-term incentive awards under the Omnibus Plan to align executive compensation and performance, incentivize the advancement of our critical business objectives, promote long-term stockholder value creation, and reward and retain key employees. Consistent with this approach, the majority of our named executive officers’ annual compensation is generally provided in the form of long-term incentive awards that emphasize these objectives through a balanced mix of time-based RSUs and Performance Stock Unit (“PSU”) awards. For 2025, the time-based RSUs granted to our named executive officers vest over a three-year period and represent 40% of the long-term incentive opportunity, and the PSUs granted to our named executive officers vest in three years based on performance achieved against pre-determined performance goals and represent 60% of the long-term incentive opportunity.
Time-Based RSUs. RSU awards with time-based vesting align the interests of our executive officers with the interests of our stockholders by promoting the stability and retention of an effective executive team over the longer term. In February 2025, the Committee approved the grant of the following time-
based RSU awards to each of our named executive officers, which vest annually in three equal installments commencing on February 26, 2026, subject to continued service through each vesting date:

Name	Shares Underlying RSU Grant (#)	Aggregate Fair Value of RSU Grant ($)
Mark Manheimer	82,192	1,200,000
Daniel Donlan	20,548	300,000

27 | 2026 PROXY STATEMENT

Performance-Based RSUs. PSUs are generally a substantial, at-risk component of our executive officers’ compensation tied to the Company’s long-term performance. In February 2025, the Committee approved the grant of the following PSU awards (at target) to each of our named executive officers:

Name	Target Shares Underlying PSU Grant (#)	Aggregate Fair Value of PSU Grant ($)
Mark Manheimer	123,287	1,800,000
Daniel Donlan	30,822	450,000
The number of PSUs that will vest depends on (1) the Company’s total stockholder return (“TSR”), which assumes reinvestment of dividends on the ex-
dividend date over the three-year performance period ending on December 31, 2027 (the “Performance Period”), which represents 60% of the performance-based, long-term incentive opportunity (“Absolute TSR”), and (2) the Company’s TSR relative to a custom peer group of 30 companies (as set forth below, the “RTSR Comparator Group”) over the Performance Period, which represents 40% of the performance-based, long-term incentive opportunity (“Relative TSR”). The threshold, target and maximum performance levels for the Absolute TSR and Relative TSR goals are set forth in the following table:

		Performance Level(1)
Performance Goal	Weighting	Threshold (50% Earned)	Target (100% Earned)	Maximum (200% Earned)
Absolute TSR	60%	15%	24%	30%
Relative TSR	40%	35th percentile	55th percentile	75th percentile
(1)There is no payout for performance below threshold and no increase for performance above maximum. Further, to the extent actual performance falls between two performance levels, linear interpolation is applied.
The PSUs are intended to provide an above-target payout only if the Company delivers significant value to our stockholders. The TSR-based performance goals are reviewed annually by the Committee, taking into consideration (i) peer group market data, (ii) current best governance practices, and (iii)
investor expectations based on economic conditions. The Committee determined that the target performance levels underlying our Absolute TSR and
Relative TSR goals were set at meaningfully rigorous levels, as they require an 8% annual return and above median relative outperformance, respectively, to earn a target level payout.
Subject to the terms of the award agreements evidencing the PSUs, between zero and 200% of the target number of PSUs will vest on December 31, 2027, depending on the Company’s Absolute TSR and Relative TSR over the Performance Period.
The RTSR Comparator Group for purposes of the 2025 PSU award is as follows:

2025 PSU Awards — RTSR Comparator Group
Agree Realty	Global Medical REIT	Peakstone Realty Trust
Alexandria Real Estate	Global Net Lease	Physicians Realty Trust
CareTrust REIT	Healthpeak Properties	Plymouth Industrial REIT
Community Healthcare Trust	LTC Properties	Postal Realty Trust
EPR Properties	LXP Industrial Trust	Realty Income
Essential Properties Realty Trust	Medical Properties Trust	Sabra Health Care REIT
Four Corners Property Trust	National Health Investors	Safehold
FrontView REIT	NNN REIT	STAG Industrial
Gaming and Leisure Properties	Omega Healthcare Investors	VICI Properties
Getty Realty	One Liberty Properties	W. P. Carey
Gladstone Commercial
2022 PSU Payout. In February 2022, the Committee granted PSUs (the “2022 PSUs”) to Mr. Manheimer. Between zero and 200% of the target number of the 2022 PSUs were scheduled to vest based on the Company’s Absolute TSR and Relative TSR over the three-year performance period ending on
February 28, 2025.
On February 28, 2025, Mr. Manheimer did not vest in any 2022 PSUs, based on the actual achievement of the performance goals as set forth below.

		Performance Level(1)
Performance Goal	Weighting	Threshold (50% Earned)	Target (100% Earned)	Maximum (200% Earned)	Actual Performance	Weighted Payout
Absolute TSR	60%	21%	27%	33%	0%	0%
Relative TSR	40%	35th percentile	55th percentile	75th percentile	30th percentile	0%
Actual Payout (% of Target)						0%
(1)Linear interpolation was applied for actual performance that fell between two performance levels.

28 | 2026 PROXY STATEMENT

Other Benefits
Employee Benefit and Retirement Programs
We maintain a health and welfare plan and a qualified defined contribution 401(k) plan in which all of our eligible employees, including our executive officers, may participate. The Company will match 100% of up to 6% of a participant’s deferral per year under the 401(k) plan. Eligible employees are
100% vested in their 401(k) plan accounts.
Perquisites
We generally do not provide perquisites or personal benefits to our named executive officers.
Employment Agreements and Severance Benefits
We generally provide our named executive officers with certain severance protections in their employment agreements in order to attract and retain an appropriate caliber of talent for such positions. Our employment agreements with named executive officers and the severance provisions set forth therein are summarized below under “— Employment Agreements” and “— Potential Payments upon Termination or Change in Control.” We intend to periodically review the level of the benefits in these agreements.
Governance and Other Considerations
Stock Ownership Requirements
Under the Company’s stock ownership guidelines, our executive officers and non-employee directors must meet their applicable stock ownership requirement as set forth in the table below within five years from the date they first become subject to that particular level of stock ownership:
(1)In February 2025, our Board increased the stock ownership requirement for each of our non-employee directors from three times to four times annual retainer to better align with stockholder and market expectations.
Individual ownership interest is reviewed annually as of the last day of the calendar year. The dollar value of shares at the end of a given calendar year is determined using the average of the month-end closing prices of our common stock for the prior 12 months preceding the applicable measurement date.
Shares that count toward satisfaction of these guidelines include: (1) shares owned outright by the individual; (2) shares owned jointly by the individual and his or her spouse or held in a trust established by the individual for the benefit of the individual or his/her family members; (3) units of limited partnership interest of NETSTREIT, L.P.; and (4) time-vesting (i) restricted shares of common stock, (ii) RSUs or LTIP Units (as defined in the Second
Amended and Restated Agreement of Limited Partnership of the Operating Partnership), or (iii) similar time-vesting equity awards granted under our equity incentive plans, whether or not vested. Any unvested equity awards with performance-based vesting conditions are not counted toward satisfaction of these stock ownership guidelines.
Until an individual subject to the stock ownership guidelines meets his or her applicable stock ownership requirement, he or she must retain 50% of the net shares issued to the individual upon exercise, vesting, settlement, or earn-out of an equity award. This retention requirement is applied on an award-
by-award basis until the applicable stock ownership requirement has been met.
As of December 31, 2025, all of our executive officers and non-employee directors were in compliance with our stock ownership guidelines.
Prohibition on Hedging and Pledging
The Company’s Insider Trading Policy (the “Policy”) prohibits directors and employees, including our named executive officers, from (1) entering into hedging or monetization transactions involving our Company stock and (2) holding our Company stock in a margin account or pledging our Company stock as collateral for a loan. We maintain this policy because such transactions could create the appearance that the person is trading on inside information, and we believe this policy serves to further align the interests of our employees, executives and directors with our stockholders’ interests. An excerpt from the Policy is set forth below:
Margin Accounts and Pledges. Persons subject to this Policy may not pledge any Company securities as collateral for a loan and such person may not hold Company securities as collateral in a margin account. Such persons may not have control over these transactions as the securities may be sold at certain times without such person’s consent. A margin or foreclosure sale that occurs when a person subject to this Policy is aware of material, nonpublic information may, under some circumstances, result in unlawful insider trading.
Hedges and Monetization Transactions. Persons subject to this Policy may not engage in hedging or monetization transactions, through transactions in Company securities or through the use of financial instruments designed for such purpose. Such hedging and monetization transactions may permit a person to own Company securities, but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as the Company’s stockholders generally.

29 | 2026 PROXY STATEMENT

Clawback Policy
Our Compensation Committee has adopted a clawback policy that complies with the with NYSE listing standards that implement the SEC rules under the
Dodd-Frank Wall Street Reform and Consumer Protection Act and applies to our current and former executive officers (as defined in applicable SEC rules). The policy provides that, in the event the Company is required to prepare an accounting restatement due to the material noncompliance of the
Company with any financial reporting requirement under the federal securities laws (including any accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), the Company must recover from covered executive officer who received incentive compensation during the three-year period preceding the date on which the Company is required to prepare the account restatement, based on the erroneous data, the amount, if any, in excess of which would have been paid to the covered executive officers under the accounting restatement. Under the policy, recoupment is required regardless of whether the covered executive officer engaged in any misconduct and regardless of fault and the Company’s obligation to clawback incentive compensation is not dependent on whether or when any restated financial statements are filed.
In addition, the Committee may dismiss an executive officer, authorize legal action, or take such other action to enforce the executive officer’s obligations to the Company as it may deem appropriate in view of all facts surrounding the particular case. This policy applies to incentive compensation that is received by a covered officer on or after October 2, 2023.
Our prior clawback policy, which still applies to incentive compensation received before October 2, 2023, provides that, in the event the Company is required by applicable U.S. federal securities laws to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under such securities laws, the Company may recover from executive officers who received incentive compensation during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, the amount, if any, in excess of what would have been paid to the executive officers under the accounting restatement. In determining what actions to take under our prior clawback policy, the Committee will take into account all relevant factors, including whether the executive officer engaged in fraud, misconduct, or other bad-faith action that caused or partially caused the need for the restatement. In addition, the Committee may dismiss an executive officer, authorize legal action, or take such other action to enforce the executive officer’s obligations to the Company as it may deem appropriate in view of all the facts surrounding the particular case.
Both our current and prior clawback policies are administered by the Committee, which has the sole discretion in making all determinations under the clawback policies, which will be binding on all individuals.
Equity Grant Practices
Our equity incentive grant policy generally provides that annual grants to executive officers pursuant to our long-term incentive program occur on the second trading day following the filing date of our Annual Report on Form 10-K that occurs after the date on which such grants are approved by our
Compensation Committee. Accordingly, our long-term incentive equity incentive grant policy generally requires that grants to our executive officers be made shortly after we have released information about our financial performance to the public for the applicable annual period. As a result, the timing of equity awards is not coordinated in a manner that intentionally benefits our executive officers.

30 | 2026 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy
Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and
Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2025.
Members of the Compensation Committee
Matthew Troxell (Chair)
Heidi Everett
Lori Wittman
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the
Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

31 | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
Summary Compensation Table
The following Summary Compensation Table discloses compensation information for fiscal years 2025, 2024, and 2023 with respect to our principal executive officer and our principal financial officer (collectively, our “named executive officers”). As explained above in the Compensation Discussion and Analysis, because we only had two “executive officers” as defined in Exchange Act Rule 3b-7 during 2025, we only have two named executive officers. Certain other information is provided in the narrative sections following the Summary Compensation Table.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Mark Manheimer President, Chief Executive Officer and Secretary	2025	700,000	3,194,416	1,253,175	17,936	5,165,527
	2024	700,000	3,375,044	831,775	13,928	4,920,747
	2023	700,000	2,385,917	978,426	13,872	4,078,215
Daniel Donlan(4) Chief Financial Officer and Treasurer	2025	400,000	822,734	760,856	11,489	1,995,079
	2024	375,000	700,009	505,006	13,297	1,593,312
	2023	255,208	650,000	489,213	107,912	1,502,333
(1)The amounts reported in this column for 2025 reflect the aggregate fair value of time-vested RSU awards, PSUs, and 2025 Additional RSUs (as described below) granted in 2025 to our named executive officers, calculated in accordance with FASB ASC Topic 718.
Under the Alignment of Interest Program, a participant may elect to reduce cash compensation in exchange for the issuance of an award of RSUs under the Omnibus Plan (“Alignment RSUs”), and the participant will receive an additional award of RSUs under the Omnibus Plan of 0.25x the number of
Alignment RSUs (the “Alignment Multiplier”), as described in the Compensation Discussion and Analysis above under the heading “Executive
Compensation Components — Alignment of Interest Program” (such RSUs issued as a result of the Alignment Multiplier, the “Additional RSUs”).
Messrs. Manheimer and Donlan elected to receive 75% and 50%, respectively, of their earned 2024 STI in the form of RSUs under the Alignment of
Interest Program. The 2024 Alignment RSUs are reported in the “Non-Equity Incentive Plan Compensation” column for 2024. In addition, based on the Alignment Multiplier, Messrs. Manheimer and Donlan were granted 10,682 and 4,323 Additional RSUs, respectively,  in 2025 with respect to their earned 2024 STI (the “2025 Additional RSUs”), which are reported in the “Stock Awards” column for 2025. The 2025 grant date values by award type are shown below. There can be no assurance that these values will ever be realized. For a discussion of the assumptions and methodologies used in calculating the grant date values, please see Note 11 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-
K for the fiscal year ended December 31, 2025.

	PSU Grant Date Value ($)	RSU Grant Date Value ($)	2025 Additional RSU Grant Date Value ($)	Total Grant Date Value ($)
Mark Manheimer	1,838,456	1,200,003	155,957	3,194,416
Daniel Donlan	459,618	300,000	63,116	822,734
(2)The amounts reported for Messrs. Manheimer and Donlan in the “Non-Equity Incentive Plan Compensation” column for 2025 represent the amounts earned under the Company’s 2025 STI program, as described above in the Compensation Discussion and Analysis under the heading “Executive
Compensation Components — Short-Term Incentive Program.” Fifty percent (50%) and twenty-five percent (25%), respectively, of the amounts reported in this column for Messrs. Manheimer and Donlan for 2025 was paid in the form of RSUs pursuant to the Alignment of Interest Program (the
“2025 Alignment RSUs”), as described in the Compensation Discussion and Analysis above under the heading “Executive Compensation Components
— Alignment of Interest Program.” Based on the Alignment Multiplier, Messrs. Manheimer and Donlan were granted 8,245 and 2,503 Additional
RSUs, respectively, in 2026 with respect to their earned 2025 STIs pursuant to the Alignment of Interest Program (the “2026 Additional RSUs”)
described in the Compensation Discussion and Analysis above under the heading “Executive Compensation Components — Alignment of Interest
Program.” The 2026 Additional RSUs will be reported in the “Stock Awards” column for 2026 that will be included in the Company’s proxy statement relating to the 2027 Annual Meeting of Stockholders.
(3)The amounts reported in this column for 2025 represent (i) for Mr. Manheimer, $17,689 in employer matching contributions under the Company’s
401(k) plan and $247 in life insurance premiums and (ii) for Mr. Donlan, $11,242 in employer matching contributions under the Company’s 401(k)
plan and $247 in life insurance premiums.
(4)Mr. Donlan was appointed Chief Financial Officer and Treasurer, effective April 10, 2023.

32 | 2026 PROXY STATEMENT

Employment Agreements
Manheimer Employment Agreement
On February 22, 2022, we entered into an amended and restated employment agreement (the “Manheimer Employment Agreement”) with Mr.
Manheimer. The Manheimer Employment Agreement provides for, among other things: (1) an annual base salary of $600,000; (2) an annual cash incentive bonus with a target bonus opportunity of 100% of annual base salary, with the actual amount earned ranging from 0% to 200% of target based on actual achievement against performance metrics to be established by the Compensation Committee; (3) eligibility to receive annual long-term incentive compensation awards in form, including vesting restrictions, and amount determined in the sole discretion of the Compensation Committee and the Board;
and (4) participation in the Company’s employee benefit and welfare plans. The Manheimer Employment Agreement also provides for a three-year term, with automatic one-year renewals thereafter unless either party provides 60 days’ notice of intent not to renew the term. Our non-renewal of the term will constitute a termination without cause (as defined in the Manheimer Employment Agreement). Mr. Manheimer’s 2025 annual base salary was $700,000.
Effective January 1, 2026, the Compensation Committee increased Mr. Manheimer’s annual base salary to $800,000.
Pursuant to the Manheimer Employment Agreement, Mr. Manheimer was entitled to receive severance payments and benefits as of December 31, 2025, as described below under the heading “Potential Payments Upon Termination or Change in Control.”
Donlan Employment Agreement
In connection with Mr. Donlan’s appointment, we entered into an employment agreement with Mr. Donlan (the “Donlan Employment Agreement” and, together with the Manheimer Employment Agreement, the “Employment Agreements”), which provides for, among other things: (1) an annual base salary of $350,000; (2) an annual cash incentive bonus with a target bonus opportunity of 100% of annual base salary, with the actual amount earned ranging from 0% to 200% of target based on actual achievement against performance metrics to be established by the Compensation Committee; (3) an initial equity grant with a grant date of April 10, 2023 with an aggregate grant date fair value of $650,000, which will vest in substantially equal annual installments on each of the first three anniversaries of the grant date; (4) a relocation expense reimbursement of $25,000 in connection with Mr. Donlan’s relocation to the Dallas, Texas area; (5) eligibility to receive annual long-term incentive compensation awards in form, including vesting restrictions, in an amount determined in the sole discretion of the Compensation Committee; and (6) participation in the Company’s employee benefit and welfare plans.
The Donlan Employment Agreement also provides for a three-year term, with automatic one-year renewals thereafter unless either party provides 60 days’ notice of intent not to renew the term. Mr. Donlan’s 2025 annual base salary was 400,000. Effective January 1, 2026, the Compensation Committee
increased Mr. Donlan’s annual base salary to $425,000.
Pursuant to the Employment Agreement, Mr. Donlan was entitled to receive severance payments and benefits as of December 31, 2025, as described below under the heading “Potential Payments Upon Termination or Change in Control.”
Grants of Plan-Based Awards
The following table shows certain information regarding grants of plan-based awards during the fiscal year ended December 31, 2025 to our named executive officers.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark Manheimer	Annual Incentive	—	350,000	700,000	1,400,000
	PSU Grant	2/26/25				61,644	123,287	246,574		1,838,456
	Annual RSU Grant	2/26/25							82,192	1,200,003
	2025 Additional RSU Grant(5)	2/26/25							10,682	155,957
Daniel Donlan	Annual Incentive	—	212,500	425,000	850,000
	PSU Grant	2/26/25				15,411	30,822	61,644		459,618
	Annual RSU Grant	2/26/25							20,548	300,000
	2025 Additional RSU Grant(5)	2/26/25							4,323	63,116
(1)The threshold, target, and maximum annual incentive amounts represent 50%, 100%, and 200%, respectively, of the target STI opportunity for each named executive officer. If actual performance falls between threshold and target or between target and maximum, the award would be calculated using linear interpolation. The annual incentive awards are also based on a percentage of base salary, which is 100% and 106% for Mr. Manheimer and
Mr. Donlan, respectively. The target amount is generally the named executive officer’s base salary multiplied by his target opportunity. The dollar value of the actual non-equity plan incentive compensation earned for the year ended December 31, 2025 for each named executive officer is set forth in the Summary Compensation Table above. As such, the amounts set forth in this column do not represent either additional or actual compensation earned by the named executive officers for the year ended December 31, 2025.
(2)See “Long-Term Incentives — PSUs” below for an explanation regarding the vesting and distribution of the PSUs.

33 | 2026 PROXY STATEMENT

(3)The annual RSU awards were granted pursuant to our Omnibus Plan. The RSUs granted to Messrs. Manheimer and Donlan vest ratably on each of the first three anniversaries of the grant date included above, respectively, generally subject to each executive’s continued employment through each vesting date.
(4)For a discussion of the assumptions and methodologies used in calculating the grant date values, please see Note 11 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(5)As described above under footnote (1) to the Summary Compensation Table, Messrs. Manheimer and Donlan were granted 10,682 and 4,323
Additional RSUs, respectively. These 2025 Additional RSUs vest ratably on each of the first three anniversaries of February 26, 2025, generally subject to Mr. Manheimer’s and Mr Donlan’s respective continued employment through each vesting date. See the Compensation Discussion and
Analysis above under the heading “Executive Compensation Components — Alignment of Interest Program” for more detail.
Short-Term Incentives
A summary description of the Company’s STI program is included in the Compensation Discussion and Analysis above under the heading “Executive
Compensation Components — Short-Term Incentive Program.”
Long-Term Incentives
The PSUs and RSUs were granted pursuant to the Omnibus Plan, a summary description of which is included in the Compensation Discussion and
Analysis above under the heading “Executive Compensation Components — Long-Term Incentive Awards.”
PSUs
Vesting of each PSU award is contingent on the Company attaining certain levels of absolute TSR and relative TSR over the three-year performance period. 60% of each PSU award can be earned based on absolute TSR performance and 40% can be earned based on the Company’s TSR performance relative to the TSR performance of a specified peer group. If threshold, target, or maximum performance goals are attained in a performance period, 50%,
100%, or 200% of the target amount, respectively, may be earned. If actual performance falls between threshold and maximum, the award would be calculated using linear interpolation. For a description of the effect of a termination of employment or a change in control on the vesting of PSUs, please see “Potential Payments Upon Termination or Change in Control.”
RSUs
The RSUs granted to Messrs. Manheimer and Donlan vest and settle in shares of common stock in substantially equal annual installments on each of the first three anniversaries of the grant date, generally subject to the executive’s continued employment through each vesting date. For a description of the effect of a termination of employment on the vesting of RSUs, please see “Potential Payments Upon Termination or Change in Control.”
Alignment of Interest Program
A summary description of the Alignment of Interest Program is included in the Compensation Discussion and Analysis above under the heading
“Executive Compensation Components — Alignment of Interest Program.” Pursuant to the Alignment of Interest Program, eligible individuals may elect to receive RSUs under the Omnibus Plan in lieu of a specified percentage of cash compensation. The amount of compensation that a participant elects to reduce will be applied to the issuance of an award of Alignment RSUs, and the participant will receive an award of Additional RSUs under the Omnibus
Plan based upon the Alignment Multiplier.
In 2025, Messrs. Manheimer and Donlan received 2024 Alignment RSUs in lieu of cash payment of 75% and 50% of their respective earned 2024 STI and 2024 Additional RSUs corresponding to the Alignment Multiplier (as reported in the “Stock Awards” column of the Summary Compensation Table for 2024 and as shown in the Grants of Plan-Based Awards Table above). Messrs. Manheimer and Donlan also elected to receive 2025 Alignment RSUs in 2026 in lieu of 50% and 25%, respectively, of their STI compensation payable with respect to the Company’s 2025 fiscal year (as reported in the “Non-
Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2025). The 2026 Additional RSUs will be reported in the “Stock
Awards” column for 2026 that will be included in the Company’s proxy statement relating to the 2027 Annual Meeting of Stockholders.

34 | 2026 PROXY STATEMENT

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table shows outstanding equity awards as of December 31, 2025 held by our named executive officers.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(h)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(j)
Mark Manheimer	82,192	(2)	1,449,867	246,574	(3)	4,349,565	(3)
	46,163	(2)	814,315	114,109	(4)	2,012,883	(4)
	15,190	(5)	267,952	63,968	(6)	1,128,396	(6)
	42,728	(7)	753,722
	10,682	(8)	188,430
	18,820	(9)	331,985
	4,705	(10)	82,996
	5,674	(11)	100,089
	1,419	(12)	25,031
	9,684	(13)	170,826
Daniel Donlan	20,548	(2)	362,467	61,644	(3)	1,087,400	(3)
	10,772	(2)	190,018	26,626	(4)	469,683	(4)
	17,294	(7)	305,066
	4,323	(8)	76,258
	11,681	(14)	206,053
(1)The value of the unvested RSU awards is shown assuming a market value of $17.64 per share, the closing market price of a share of our common stock on December 31, 2025.
(2)On February 26, 2025 and February 16, 2024, Messrs. Manheimer and Donlan received respective annual awards of RSUs under the Omnibus Plan.
These RSUs vest ratably on each of the first three anniversaries of the grant date, generally subject to such executive’s continued service through each vesting date.
(3)The total amounts and values in columns (i) and (j) represent the total number of PSUs at the threshold level for the 2025-2027 performance period, which remain subject to the achievement of the applicable performance goals, held by Messrs. Manheimer and Donlan, multiplied by a market value of
$17.64 per share, the closing market price of a share of our common stock on December 31, 2025. In calculating the number of PSUs and their value, we are required by SEC rules to compare our performance through 2025 under the PSU grant against the threshold, target, and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Based on performance through December 31, 2025, we have reported the PSUs at the maximum award level for this performance period.
(4)The total amounts and values in columns (i) and (j) represent the total number of PSUs at the threshold level for the 2024-2026 performance period, which remain subject to the achievement of the applicable performance goals, held by Messrs. Manheimer and Donlan, multiplied by a market value of
$17.64 per share, the closing market price of a share of our common stock on December 31, 2025. In calculating the number of PSUs and their value, we are required by SEC rules to compare our performance through 2025 under the PSU grant against the threshold, target, and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Based on performance through December 31, 2025, we have reported the PSUs at the target award level for this performance period.
(5)On February 28, 2023, Mr. Manheimer received an annual award of RSUs under the Omnibus Plan. These RSUs vest ratably on each of the first three anniversaries of the grant date, generally subject to Mr. Manheimer’s continued service through each vesting date.
(6)The total amounts and values in columns (i) and (j) represent the total number of PSUs at the threshold level for the 2023-2026 performance period, which remain subject to the achievement of the applicable performance goals, held by Mr. Manheimer, multiplied by a market value of $17.64 per share, the closing market price of a share of our common stock on December 31, 2025. In calculating the number of PSUs and their value, we are required by SEC rules to compare our performance through 2025 under the PSU grant against the threshold, target, and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Based on performance through December 31, 2025, we have reported the PSUs at the target award level for this performance period.
(7)Represents 2024 Alignment RSUs. These RSUs vest ratably on each of the first three anniversaries of February 26, 2025, generally subject to Mr.
Manheimer’s and Mr Donlan’s continued service through each vesting date.
(8)Represents 2025 Additional RSUs. These RSUs vest ratably on each of the first three anniversaries of February 26, 2025, generally subject to Mr.
Manheimer’s and Mr Donlan’s continued service through each vesting date.

35 | 2026 PROXY STATEMENT

(9)Represents 2023 Alignment RSUs. These RSUs vest ratably on each of the first three anniversaries of February 16, 2024, generally subject to Mr.
Manheimer’s continued service through each vesting date.
(10)Represents 2024 Additional RSUs. These RSUs vest ratably on each of the first three anniversaries of February 16, 2024, generally subject to Mr.
Manheimer’s continued service through each vesting date.
(11)Represents 2022 Alignment RSUs. These RSUs vest ratably on each of the first three anniversaries of February 28, 2023, generally subject to Mr.
Manheimer’s continued service through each vesting date.
(12)Represents 2023 Additional RSUs. These RSUs vest ratably on each of the first three anniversaries of February 28, 2023, generally subject to Mr.
Manheimer’s continued service through each vesting date.
(13)On March 8, 2024, Mr. Manheimer received a supplemental time-based RSU award under the Omnibus Plan. These RSUs vest ratably on each of the first three anniversaries of the grant date, generally subject to Mr. Manheimer’s continued service through each vesting date.
(14)On April 10, 2023, Mr. Donlan received an annual award of RSUs under the Omnibus Plan. These RSUs vest ratably on each of the first three anniversaries of the grant date, generally subject to Mr. Donlan’s continued service through each vesting date.
Stock Vested in 2025
The following table summarizes the vesting of RSUs held by our named executive officers during 2025. The Company has never issued stock options and, therefore, no stock options were exercised in 2025 by our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Mark Manheimer	90,229	1,336,617
Daniel Donlan	17,065	250,645
(1)Represents the vesting of RSU awards granted in 2020, 2022, 2023, and 2024.
(2)The value realized on vesting is equal to the number of shares multiplied by the closing price of the shares of common stock at the time of vesting.
Potential Payments Upon Termination or Change in Control
The tables below show estimates of the compensation payable to each of our named executive officers upon their termination of employment with the
Company and/or upon a change in control, calculated as if the triggering event had occurred effective December 31, 2025. The actual amounts due to any one of the named executive officers upon termination of employment can only be determined at the time of the termination. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if it occurs on any other date or at any other stock price, or if any assumption is not, in fact, correct.

	Potential Amounts Payable on Termination Without Cause and/or Resignation for Good Reason
Name	Without a Change in Control ($)	With a Change in Control ($)	Potential Amount Payable on Death or Disability ($)
Mark Manheimer
Cash severance(1)	2,800,000	4,200,000	116,667
Accelerated vesting of RSUs(2)	1,793,194	1,793,194	1,793,194
Accelerated vesting of PSUs(3)	3,141,278	3,141,278	3,141,278
COBRA premiums(4)	46,604	46,604	46,604
2025 short-term incentives(5)	1,253,175	1,253,175	1,253,175
Total payments	9,034,251	10,434,251	6,350,917
Daniel Donlan
Cash severance(1)	825,000	1,650,000	66,667
Accelerated vesting of RSUs(2)	396,071	396,071	396,071
Accelerated vesting of PSUs(3)	469,683	469,683	469,683
COBRA premiums(4)	49,868	49,868	49,868
2025 short-term incentives(5)	760,856	760,856	760,856
Total payments	2,501,478	3,326,478	1,743,145
(1)A description of the cash severance obligations under the employment agreements with the named executive officers is set forth below.
(2)The amounts in this row represent accelerated vesting of RSUs, valued based on the December 31, 2025 closing price of a share of the Company’s common stock ($17.64), as described below.

36 | 2026 PROXY STATEMENT

(3)The amounts in this row represent accelerated vesting of PSUs, assuming target performance, valued based on the December 31, 2025 closing price of a share of the Company’s common stock ($17.64). A description of the relevant agreements with the named executive officers is set forth below.
(4)The amounts in this row represent continued payment for the cost of Messrs. Manheimer’s and Donlan’s premiums for health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), as described below.
(5)Assuming a hypothetical termination on December 31, 2025, the amounts in this row represent the STI awards Messrs. Manheimer and Donlan actually earned with respect to 2025. This amount has not been prorated because it assumes service through the full 2025 year.
Change in Control
The Employment Agreements do not provide for benefits solely upon the occurrence of a change in control. The vesting of the named executive officer’s
PSUs would accelerate immediately upon a change in control only if the Company was not the surviving company and the PSUs were not assumed by the successor or replaced with economically equivalent awards, at the greater of (i) target or (ii) actual performance through the date of the change in control.
“Change in control” is as defined in the Omnibus Plan and generally means (i) during any period of 24 months, individuals who constitute the Board at the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that a new director of the Company whose election or nomination for election as a director of the Company was approved by a vote of at least two-thirds of the Incumbent
Directors will be deemed to be an Incumbent Director, (ii) any person acquires beneficial ownership, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities, subject to certain limitations set forth in the Omnibus Plan, (iii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the
Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a
“Business Combination”), unless following such Business Combination: (a) at least 50% of the total voting power in the election of directors, generally, of (x) the surviving entity, or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power in the election of directors, generally, of the surviving entity, is represented by Company voting securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company voting securities were converted or exchanged pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company voting securities among the holders thereof immediately prior to the Business Combination, (b) no person is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities entitled to vote generally in the election of directors of the parent, generally (or, if there is no parent, the surviving entity) and (c) at least 50% of the directors of the parent (or, if there is no parent, the surviving entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination, (iv) the consummation of a sale of all or substantially all of the
Company’s assets (other than to an affiliate of the Company), or (v) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company. A change in control shall not be deemed to have occurred solely by virtue of a decrease in shares outstanding due to the acquisition of
Company voting securities by the Company.
Termination for Cause or without Good Reason
Under the Employment Agreements, in the event of a termination by the Company for “cause,” a resignation without “good reason” or a non-renewal of the employment term occurring on December 31, 2025, Messrs. Manheimer and Donlan would have been entitled only to: (i) accrued but unpaid base salary through the date of termination, (ii) any vested benefits in accordance with the applicable Company arrangements, and (iii) unreimbursed business expenses incurred prior to the date of termination.
Pursuant to the Employment Agreements, “cause” generally means the executive’s: (i) conviction of, or plea of guilty or no contest to, any felony or any crime involving fraud or moral turpitude, (ii) commission of any acts or omissions constituting gross negligence or gross misconduct that causes material financial or reputation harm to the company, (iii) commission of fraud, theft, embezzlement, self-dealing, misappropriation or other malfeasance against the business of the Company, (iv) violation of any of the material terms of the Employment Agreements or any written Company policy, (v) breach of fiduciary duty owed to the Company, (vi) failure to perform any material aspect of the executive’s lawful duties or responsibilities of employment or failure to comply with any lawful directive of our Board or (vii) disqualification or bar by any governmental or self-regulatory authority from serving in the capacity required by the executive’s job description, or loss of any governmental or self-regulatory license that is reasonably necessary for the executive to perform his duties or responsibilities.
Pursuant to the Employment Agreements, “good reason” generally means the occurrence of one or more of the following, without written consent: (i) a material reduction in the executive’s base salary, other than a reduction of no more than 10% in connection with a comparable decrease applicable to all similarly situated senior executives of the Company, (ii) a material adverse diminution in duties, responsibilities or authority on behalf of the Company,
(iii) a requirement that the executive permanently relocate his primary place of employment more than 50 miles from the Dallas, Texas area, which materially increases the commute to work, or (iv) any breach by the Company of a material term of the relevant employment agreement; provided, that no good reason for termination shall exist unless (x) the executive has given the Company written notice detailing the specific circumstances alleged to constitute good reason within 30 days after the first occurrence of such circumstances, (y) the Company has failed to cure such circumstances in all material respects within 30 days following the receipt of such notice, and (z) his resignation of employment for good reason is effective within 30 days following the end of the cure period.
Termination without Cause or for Good Reason (Non-Change in Control)
Pursuant to the Manheimer Employment Agreement, upon a termination of Mr. Manheimer’s employment by the Company without “cause” or by Mr.
Manheimer for “good reason” occurring on December 31, 2025, subject to a general release of claims in favor of the Company, Mr. Manheimer would have been entitled to: (i) cash severance equal to two times the sum of his base salary and his target bonus opportunity, (ii) any earned but unpaid annual bonus with respect to the year prior to the year of the termination, (iii) a pro rata bonus for the year of the termination (based on actual performance), (iv)
full acceleration of time-based equity awards and pro-rated vesting of performance-based equity awards, based on actual performance, and (v) Company payment of the cost of continued health coverage for up to 18 months post-termination.
Pursuant to the Donlan Employment Agreement, upon a termination of Mr. Donlan’s employment by the Company without “cause” or by Mr. Donlan for
“good reason” occurring on December 31, 2025, subject to a general release of claims in favor of the Company, Mr. Donlan would have been entitled to:
(i) cash severance equal to the sum of his base salary and his target bonus opportunity; (ii) any earned but unpaid annual bonus with respect to the year

37 | 2026 PROXY STATEMENT

prior to the year of the termination; (iii) a pro rata bonus for the year of the termination (based on actual performance); (iv) full acceleration of time-based equity awards and pro-rated vesting of any performance-based equity awards, based on actual performance; and (v) Company payment of the cost of continued health coverage for up to 18 months post-termination.
In addition, pursuant to the Employment Agreements, Messrs. Manheimer and Donlan will be subject to confidentiality and non-disparagement provisions, which apply indefinitely, and non-competition as well as client and employee non solicitation provisions that apply during the term of the employment agreement and for one year following a termination of his employment for any reason (other than in the event of a Qualifying CIC
Termination (as defined below) or a resignation for good reason).
Termination without Cause or for Good Reason (Change in Control)
Under the Employment Agreements, Messrs. Manheimer and Donlan would also have been entitled to the severance benefits (and would have been subject to the restrictive covenants) described above for a termination without “cause” or a resignation for “good reason” that occurred at the time of or within the 12 months following a change in control (a “Qualifying CIC Termination”); however, their cash severance would instead be equal to the sum of three times (for Mr. Manheimer) or two times (for Mr. Donlan) the sum of the respective executive officer’s base salary and target bonus opportunity.
In addition, if a change in control had occurred, and named executive officer’s PSU awards were assumed or replaced with economically equivalent awards, but within 24 months following such change in control and prior to the end of the performance period, named executive officer’s employment was terminated without cause or for good reason, in lieu of pro-rated vesting of performance-based equity awards based on actual performance, the executive would have been entitled to vesting of the PSUs at the greater of (x) target or (y) actual performance through the date of the termination.
Termination due to Death and Disability
Under the Employment Agreements, in the event of a termination due to his death or disability occurring on December 31, 2025, Messrs. Manheimer and
Donlan would have been entitled to: (i) a cash payment equal to two months’ base salary, (ii) any earned but unpaid annual bonus with respect to the year prior to the year of the termination, (iii) a pro rata bonus for the year of the termination (based on actual performance), (iv) accelerated vesting of equity awards as set forth above for a termination without cause, and (v) Company payment of the cost of continued health coverage for up to 18 months.
Compensation and Risk
Our Compensation Committee strives to provide strong incentives to management for the long-term, while avoiding excessive risk-taking in the short-
term. We have utilized FPC and Farient, each, an independent third party, to advise the Compensation Committee on matters related to the compensation of our directors and executive officers. The Compensation Committee believes that the design of our compensation program and the level of oversight is sufficient to mitigate potential risks associated with our current policies and practices. Our compensation program is designed to provide a mix of both fixed and variable incentive compensation and to reward a mix of different performance measures.
In its review of the Company’s compensation program and practices in 2025, the Compensation Committee concluded that our compensation plans provide incentives that appropriately balance risk and reward to dissuade unnecessary and excessive risk; are compatible with effective controls and risk management; are supportive of strong governance, including active oversight by the Compensation Committee; and are not reasonably likely to have a material adverse effect on the Company.
Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the specified disclosure regarding the relationship of CEO total compensation to the total compensation of its median employee, referred to as “pay ratio”
disclosure.
For fiscal 2025:
•the median of the annual total compensation of all employees of the Company (other than the CEO) was $126,500; and
•the annual total compensation of the CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $5,165,527.
Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees was approximately 41 to 1.
The pay ratio above represents the Company’s reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Set forth below is a description of the methodology the Company used to identify the median employee for purposes of this disclosure.
•To determine the Company’s total population of employees as of October 1, 2025, the Company included all full-time, part-time, seasonal and temporary employees, including employees of consolidated subsidiaries, consisting of approximately 29 employees in the aggregate. None of the
Company’s employees are located outside of the U.S.
•To identify the “median employee” from the Company’s employee population as determined above, the Company compared the aggregate amount of each employee’s annual base salary and cash bonus. In making this determination, the Company annualized the compensation of employees who were employed by the Company for less than the entire fiscal year. This compensation measure was consistently applied to all employees included in the calculation and reasonably reflects the annual compensation of employees.
Using this approach, the Company selected the employee at the median of its employee population, who was a salaried employee.

38 | 2026 PROXY STATEMENT

The Company then calculated annual total compensation for this employee using the same methodology used to calculate annual total compensation for the named executive officers as set forth in the Summary Compensation Table. The Company determined that the employee’s annual total compensation for the fiscal year ended December 31, 2025 was $126,500. With respect to the annual total compensation of our CEO, we used the amount reported in the
“Total” column of our Summary Compensation Table for 2025 included in this Proxy Statement.
Policies and Practices Related to the Grant of Certain Equity Awards
The Company has never granted stock options, stock appreciation rights, or similar instruments with option-like features and has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial and other performance measures of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Compensation Discussion and Analysis” above. Our Chief Executive Officer is our principal executive officer, which we refer to as “PEO” in the tables below. The named executive officers are referred to as “NEOs” in the tables below.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compen sation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based on:			Company Selected Measure — AFFO / Diluted Share(8) ($)
					Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(5)(6) ($)	Net (Loss) Income (thousands)(7) ($)
2025	5,165,527	9,187,618	1,995,079	3,063,658	113.19	126.71	6,938	1.31
2024	4,920,747	2,233,017	1,593,312	1,168,437	86.31	123.90	(12,000)	1.26
2023	4,078,215	3,121,888	947,945	934,652	103.62	118.09	6,890	1.22
2022	3,709,844	1,865,221	1,286,794	768,210	101.50	106.05	8,117	1.16
2021	3,879,550	6,002,432	1,992,528	3,092,593	121.93	141.30	3,046	0.94
(1)Represents amounts of total compensation reported for Mr. Manheimer (our Chief Executive Officer) for each corresponding year in the “Total”
column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”
(2)Represents the amount of “compensation actually paid” to Mr. Manheimer, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Manheimer during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Manheimer’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Less: Reported Value of Equity Awards(a) ($)	Add: Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2025	5,165,527	(3,194,416)	7,216,507	9,187,618
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation
Table for the applicable year. Refer to “Executive Compensation — Summary Compensation Table.”
(b)The equity award adjustments for 2025 include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in 2025 that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of 2025 (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of 2025; (iii) for awards that are granted and vest in 2025, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in 2025, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during 2025, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in 2025 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for 2025. The valuation assumptions used to calculate fair values did not materially differ from those disclosed as of the grant date of the equity awards. The amounts deducted or added in calculating the equity award adjustments are as follows:

39 | 2026 PROXY STATEMENT

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Change in Fair Value from End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	5,675,534	1,314,351	—	59,877	1,056	165,689	7,216,507
(3)Represent the average of the amounts reported for our named executive officers as a group (excluding Mr. Manheimer, who has served as our Chief
Executive Officer since 2019) in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation
— Summary Compensation Table.” The names of each of the named executive officers (excluding Mr. Manheimer) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025 and 2024, Mr. Donlan; (ii) for 2023, Mr. Donlan and Lori Wittman,
our former interim Chief Financial Officer; (iii) for 2022, Ms. Wittman and Andrew Blocher, our former Chief Financial Officer, and (iv) for 2021, Mr.
Blocher.
(4)Represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Manheimer), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Manheimer) during the applicable year. In accordance with the requirements of Item 402(v) of
Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr.
Manheimer) for 2025 to determine the compensation actually paid, using the same methodology described above in footnote 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less: Average Reported Value of Equity Awards ($)	Add: Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,995,079	(822,734)	1,891,313	3,063,658
(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year ($)	Average Change in Fair Value from End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2025	1,564,694	270,732	—	9,175	—	46,712	1,891,313
(5)Cumulative TSR for each year reflects what the cumulative value of $100 would be, assuming reinvestment of dividends on the ex-dividend date, if such amount were invested on December 31, 2020 (the last trading date of the year ended December 31, 2020 on the NYSE).
(6)For the purposes of this table and the analysis that follows, our TSR peer group is the NAREIT US EQUITY REIT Index as reflected in our Annual
Report on Form 10-K pursuant to Item 201(e) of Regulation S-K for the year ended December 31, 2025.
(7)The dollar amounts reported represent the amount of net (loss) income reflected in the Company’s audited financial statements for the applicable year.
(8)AFFO is a non-GAAP financial measure. See Appendix A for the definition of AFFO. AFFO is used by management and stockholders to determine funds available for payment of distributions. AFFO per diluted share for each year presented is AFFO for the twelve months ended December 31, divided by diluted shares outstanding as of December 31 of such year.

40 | 2026 PROXY STATEMENT

Performance Measures
As described in greater detail above in the “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our named executive officers to increase the value of our enterprise for our stockholders. The list below sets forth the most important financial and other performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance. AFFO per diluted share, percentage of portfolio that is investment grade and investment grade profile, leverage, and tenant concentration are used as performance measures for the 2025 STI program (each as described above under
“Compensation Discussion and Analysis — Short-Term Incentive Program) while absolute TSR and relative TSR are used as performance measures (each as described above under “Compensation Discussion and Analysis — Long-Term Incentive Program) for the 2025 LTI program.
•AFFO per diluted share
•Percentage of portfolio that is investment grade and investment grade profile
•Leverage
•Tenant concentration
•Absolute TSR
•Relative TSR
Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
The chart below shows the relationship between the compensation actually paid to Mr. Manheimer and the average compensation actually paid to our other named executive officers (besides Mr. Manheimer), on the one hand, and the Company’s cumulative TSR over the five years presented in the table, on the other hand.

41 | 2026 PROXY STATEMENT

Compensation Actually Paid and Net (Loss) Income
The chart below shows the relationship between the compensation actually paid to Mr. Manheimer and the average compensation actually paid to our other named executive officers (besides Mr. Manheimer), on the one hand, and the Company’s net (loss) income over the five years presented in the table, on the other hand.
Compensation Actually Paid and AFFO per Diluted Share
The chart below shows the relationship between the compensation actually paid to Mr. Manheimer and the average compensation actually paid to our other named executive officers (besides Mr. Manheimer), on the one hand, and the Company’s AFFO per diluted share over the five years presented in the table, on the other hand.

42 | 2026 PROXY STATEMENT

Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The chart below shows the relationship between the Company’s five-year cumulative TSR and the five-year cumulative TSR of the companies in the
NAREIT US EQUITY REIT Index for the period beginning December 31, 2020 (the last trading date of the year ending December 31, 2020 on the
NYSE) and ending December 31, 2025. The graph assumes an investment of $100 on December 31, 2020.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the
Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

43 | 2026 PROXY STATEMENT

AUDIT COMMITTEE REPORT
The Audit Committee is responsible for appointing, compensating, retaining, and overseeing the work of our independent registered public accounting firm and reviewing and evaluating reporting processes and internal controls. The Audit Committee also oversees the audit fee negotiations associated with the retention of KPMG LLP.
The Audit Committee is currently comprised of Messrs. Christodolou (Chair) and Troxell and Ms. Wittman, each a non-employee director, and operates under a written charter that was last amended by our Board in October 2024. A copy of the current charter is available on our website at
www.NETSTREIT.com. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement. Our Board has affirmatively determined that all directors serving on the Audit Committee meet the definition of “independent director” based on the standards of the
NYSE and satisfy the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has also determined that (i) each member of the Audit
Committee qualifies as an “audit committee financial expert” under SEC rules and regulations and (ii) each member of the Audit Committee is
“financially literate” as the term is defined by NYSE listing standards.
The Audit Committee members are neither professional accountants nor auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as the report of management, for the year ended December 31, 2025, regarding the Company’s internal control over financial reporting required by Section 404 of the
Sarbanes-Oxley Act.
Our Audit Committee has retained KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025. KPMG LLP has been the independent registered public accounting firm for the Company since 2019. The members of the Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. In reaching this conclusion, the Audit Committee considered KPMG LLP’s integrity, controls, and processes to ensure KPMG LLP’s independence, objectivity, industry and company-specific experience, quality and effectiveness of personnel and communications, commitment to serving the Company, appropriateness of fees for audit and non-audit services, and external data on audit quality and performance, including recent Public
Company Accounting Oversight Board (United States) (“PCAOB”) reports on KPMG LLP.
The Audit Committee has discussed with the KPMG LLP the overall scope and plans of its audit. The Audit Committee meets with KPMG LLP, with and without management present, to discuss the results of KPMG LLP’s procedures, their evaluations of the Company’s internal controls, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.
The Audit Committee reviewed with KPMG LLP its judgments as to the quality, not just the acceptability, of the Company’s accounting policies and such other matters as are required to be discussed with the Audit Committee by the Standards of the PCAOB. The Audit Committee has also received written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit
Committee concerning independence and has discussed with KPMG LLP its independence from the Company. The Audit Committee has considered whether the provision of non-audit services to the Company is compatible with maintaining the independence of KPMG LLP.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
Members of the Audit Committee
Michael Christodolou (Chair)
Matthew Troxell
Lori Wittman
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the
Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

44 | 2026 PROXY STATEMENT

FEES OF INDEPENDENT ACCOUNTANTS
The following table sets forth the aggregate fees billed to us by KPMG LLP for professional services rendered in 2024 and 2025.

(in thousands)	2025	2024
Audit Fees(1)	$1,109	$1,059
Audit-Related Fees	—	—
Tax Fees(2)	342	413
All Other Fees	—	—
Total	$1,451	$1,472
(1)Audit fees consist of fees incurred in connection with the audit of our annual financial statements, as well as services related to SEC matters, including review of registration statements filed and related issuances of comfort letters, consents and other services.
(2)Tax fees consist of fees for professional services rendered by KPMG LLP for tax compliance, tax advice, and tax planning.
Our Audit Committee Pre-Approval Policy provides that the Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent auditor and must pre-approve all audit, audit-related, tax, and non-audit services to be performed by our independent auditor, other than certain de minimis non-audit services. In connection with our IPO, the Audit Committee adopted the Audit Committee Pre-Approval Policy, a policy pursuant to which it pre-approves all services to be provided by and fees to be paid to our independent auditor. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

45 | 2026 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED
PARTY TRANSACTIONS
Our Board has adopted a written policy regarding transactions with related parties, which we refer to as our “related party transaction policy.” Our related party transaction policy requires that a “related person” (as defined in Item 404(a) of Regulation S-K) must promptly disclose all transactions with related parties (as described in Item 404(a) of Regulation S-K) to Chief Financial Officer or his designee. All related party transactions must be approved or ratified by the Audit Committee. As a general rule, directors interested in a related party transaction will recuse themselves from any vote on a related party transaction in which they have an interest. The Audit Committee will consider all relevant facts and circumstances when deliberating such transactions, including whether such transactions are in, or not inconsistent with, the best interests of the Company.

46 | 2026 PROXY STATEMENT

RATIFICATION OF RETENTION OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
(PROPOSAL NO. 2)
Our Audit Committee has retained KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026. A proposal will be presented at the Annual Meeting to ratify this retention. If the stockholders fail to ratify such retention, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage KPMG LLP. Even if the retention of KPMG LLP is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised that a representative of KPMG LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

47 | 2026 PROXY STATEMENT

ADVISORY VOTE ON EXECUTIVE
COMPENSATION
(PROPOSAL NO. 3)
The Board recognizes the interests our investors have in the compensation of our named executive officers. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy
Statement in accordance with SEC rules. As most recently approved by stockholders at the annual meeting of stockholders in 2022, and consistent with the Board’s recommendation, we are submitting this proposal for a non-binding vote on an annual basis.
This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation policies and decisions are based on principles that reflect a
“pay-for-performance” philosophy and are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.
Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this
Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-
K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Because the vote is advisory, the result will not be binding on the Board or Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board and, accordingly, the Board and the
Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

48 | 2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE
ANNUAL MEETING
Why did you send me this Proxy Statement?
We sent you this Proxy Statement because the Board is soliciting your proxy to vote at the Annual Meeting to be held on May 14, 2026, at 9:00 a.m.
Central Daylight Time and at any postponements or adjournments of the Annual Meeting. This Proxy Statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this Proxy Statement.
Who can vote at the Annual Meeting?
Only stockholders of record as of the record date are entitled to vote at the Annual Meeting. The record date to determine stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 17, 2026. On the record date, there were 97,253,556 shares of our common stock, par value $0.01 per share, outstanding. Our common stock is the only class of voting securities outstanding.
How many shares must be present to conduct the Annual Meeting?
We must have a quorum present in person or by proxy to conduct the Annual Meeting. A quorum is established when a majority of shares entitled to vote is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum is present.
What matters are to be voted on at the Annual Meeting?
The agenda for the Annual Meeting is to:
1.elect the seven nominees to the Board named in this Proxy Statement to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualify;
2.ratify the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; and
4.conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.
As of the date of this Proxy Statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
How does the Board recommend that I vote?
The Board recommends that you vote:
1.FOR the election of each of our seven director nominees named in this Proxy Statement to hold office until the 2027 Annual Meeting of
Stockholders or until their successors are duly elected and qualify;
2.FOR the ratification of the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31,
2026; and
3.FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.
How do I vote at the Annual Meeting?
Stockholders of record, who hold shares registered in their names, can vote by:

Internet www.proxyvote.com	Calling 1-800-690-6903 Toll-free from the U.S. or Canada	Mail Return the signed proxy card
Telephone and internet voting facilities for stockholders of record will be available 24 hours a day. You may vote over the telephone or via the Internet until 11:59 p.m. on May 13, 2026.
Stockholders of record and beneficial stockholders may vote online during the Annual Meeting. You may cast your vote electronically during the Annual
Meeting using the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number.
Beneficial owners, who own shares through a bank, brokerage firm, or other nominee, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker, or other nominee. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.
Even if you plan to participate in our Annual Meeting via virtual web conference, please cast your vote as soon as possible.

49 | 2026 PROXY STATEMENT

Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet, by telephone or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this Proxy Statement, FOR the ratification of the retention of our independent registered public accounting firm, and FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.
As of the date of this Proxy Statement, we do not know of any matters to be presented at the Annual Meeting except those described in this Proxy
Statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
What does it mean if I receive more than one notice of internet availability of proxy materials?
You may receive more than one notice of internet availability of proxy materials, more than one e-mail or multiple proxy cards or voting instruction cards.
For example, if you hold your shares in more than one brokerage account, you may receive a separate notice of internet availability of proxy materials, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice of internet availability of proxy materials, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date, and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each notice of internet availability of proxy materials that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices).
May I change my vote?
Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your vote, if you are a stockholder of record, you may submit another later dated proxy by telephone, Internet, or mail or by voting your shares electronically on the virtual meeting platform at the Annual
Meeting (your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote in person at the Annual Meeting to revoke your proxy). If you are a beneficial owner and your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee, or nominee, or if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting electronically on the virtual meeting platform.
What vote is required to elect directors and approve the other matters described in this Proxy Statement?
The following chart describes the proposals to be considered at the Annual Meeting, the vote required to elect directors and to adopt each other proposal, and the manner in which votes will be counted. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes”
Election of directors	FOR, AGAINST or ABSTAIN with respect to each director nominee.	Majority of total votes cast for and against a nominee; each director nominee must receive more votes FOR than AGAINST.* Stockholders may not cumulate votes for directors.	No effect. An abstention does not count as a vote cast.	No effect; no broker discretion to vote.
Ratification of retention of KPMG LLP	FOR, AGAINST or ABSTAIN.	Majority of the votes cast; shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal.	No effect. An abstention does not count as a vote cast.	No broker non-votes; brokers have discretion to vote.
Advisory vote to approve executive compensation	FOR, AGAINST or ABSTAIN.	Majority of the votes cast; shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal.**	No effect. An abstention does not count as a vote cast.	No effect; no broker discretion to vote.
*In an uncontested election, our Corporate Governance Guidelines provide that any incumbent director that fails to receive the number of votes required for re-election shall immediately tender his or her resignation. Our Board, in a process managed by the Nominating Committee and following a recommendation by that committee, must decide whether or not to accept the tendered resignation.
**Because this vote is advisory only, it will not be binding on us or on our Board. However, our Board and Compensation Committee will consider the outcome of the vote when making future decisions regarding executive compensation.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered in your name on the Company’s books and records or with our transfer agent, you are the “stockholder of record” of those shares, and this Proxy Statement and accompanying materials have been provided directly to you by the Company. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will automatically put your shares into
“street name”, which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name, and not in your name, but will keep records showing you as the “beneficial owner.” If you hold shares beneficially in street name, this Proxy Statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record.
How do I vote if my bank or broker holds my shares in “street name”?
If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal No. 2

50 | 2026 PROXY STATEMENT

(ratification of auditors)), but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposal No. 1 (director elections), and Proposal No. 3 (advisory vote on executive compensation)). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 2, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to Proposals No. 1 and 3, your shares will not be voted on such proposals. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum but will have no effect on the non-routine proposals. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.
How many votes do I have?
Each share of common stock that you hold as of the record date entitles you to one vote, without cumulation, on each matter to be voted upon at the
Annual Meeting.
How will the votes be counted at the Annual Meeting?
The votes will be counted by the inspector of election appointed for the Annual Meeting.
How will the Company announce the voting results?
The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.
Who pays for the Company’s solicitation of proxies?
The Board is soliciting your proxy to vote your shares of common stock at our Annual Meeting. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this Proxy Statement. Proxies may be solicited personally, by mail, email, or by telephone by certain of our directors, officers, employees, or representatives. Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians, and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.
What is “householding” and how does it work?
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the notice of internet availability of proxy materials, Proxy Statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at Broadridge,
Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, Attention: Investor Relations.
How do I participate in the Annual Meeting?
We are hosting the Annual Meeting through a virtual web conference. You will not be able to attend the meeting in person. You will be able to attend the virtual annual meeting, vote your shares electronically, and submit your questions during the live webcast of the meeting by visiting
www.virtualshareholdermeeting.com/NTST2026 and entering your 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. The Annual Meeting will begin promptly at
9:00 a.m. Central Daylight Time. Online check-in will be available beginning at 8:30 a.m. Central Daylight Time. Please allow ample time for the online check-in process. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-
person meeting.
As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/NTST2026. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the
Annual Meeting login page.

51 | 2026 PROXY STATEMENT

STOCKHOLDER PROPOSALS AND NOMINATIONS
FOR 2027 ANNUAL MEETING OF
STOCKHOLDERS
Stockholders who intend to present proposals at the Company’s annual meeting of stockholders in 2027 pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than December 1, 2026. Stockholders who intend to present proposals at the annual meeting of stockholders in 2027 other than pursuant to Rule 14a-8 or nominate individuals for election as directors must comply with the notice provisions in our Bylaws. Under these requirements, stockholders providing notice of proposals or nominations pursuant to our current Bylaws must provide the information, representations and certifications required by our Bylaws not earlier than 150 days nor less than 120 days prior to the first anniversary of the date of the Proxy Statement for the preceding year’s annual meeting which, for the 2027 Annual Meeting, is between November 1,
2026 and December 1, 2026. If the date of the 2027 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2026 Annual Meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. Notice of stockholder proposals or nominations should be addressed to NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, Attention:
Secretary.

52 | 2026 PROXY STATEMENT

OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.
Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual
Report on Form 10-K for the fiscal year ended December 31, 2025, which we filed with the SEC, including the financial statements and schedule.
If the person requesting the report was not a stockholder of record on March 17, 2026, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to NETSTREIT Corp.,
2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, Attention: Mark Manheimer, President, Chief Executive Officer and Secretary.
YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY BY TELEPHONE, VIA THE INTERNET OR BY MAIL.

By Order of the Board of Directors,

Mark Manheimer
President, Chief Executive Officer and Secretary

A-1 | 2026 PROXY STATEMENT

APPENDIX A – RECONCILIATION OF NON-GAAP
FINANCIAL MEASURES
The proxy statement contains non-GAAP financial measures under the captions “2026 Proxy Statement Summary,” “Compensation Discussion and
Analysis” and “Pay Versus Performance,” including core funds from operations (“Core FFO”) per diluted share and adjusted funds from operations
(“AFFO”) per diluted share. See below for definitions of each non-GAAP financial measure and a reconciliation to net income, the most comparable
GAAP measure.
FFO, Core FFO, and AFFO
The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as FFO. Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property.
Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, other non-recurring losses (gains), and debt related transaction costs.
AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-
line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense and earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-
market assumed debt, and amortization of loan origination costs.
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance.
We further consider FFO, Core FFO, and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO, and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO, and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO, and AFFO to be alternatives to cash flows from operating, investing, or financing activities (as defined by GAAP) as measures of liquidity.
FFO, Core FFO, and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including debt service obligations, capital improvements, and distributions to stockholders. FFO, Core FFO, and AFFO do not represent cash flows from operating, investing, or financing activities as defined by GAAP. Further, FFO, Core FFO, and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO, and AFFO.
The following table sets forth a reconciliation of FFO, Core FFO, and AFFO for the year ended December 31, 2025 to net income before allocation to noncontrolling interests, as computed in accordance with GAAP (in thousands):

A-2 | 2026 PROXY STATEMENT

NETSTREIT CORP. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO FFO, CORE FFO AND ADJUSTED FFO
(in thousands, except share and per share data)

Year Ended December 31, 2025 (unaudited)
Net income	$6,938
Depreciation and amortization of real estate	86,081
Provisions for impairment	15,909
Gain on sales of real estate, net	(7,686)
FFO	101,242
Adjustments:
Non-recurring executive transition costs, severance, and related charges	124
Loss on debt extinguishment and other related costs	495
Other non-recurring loss, net	1,314
Core FFO	103,175
Adjustments:
Straight-line rent adjustments	(4,793)
Amortization of deferred financing costs	3,136
Amortization of above/below-market assumed debt	114
Amortization of loan origination costs and discounts	(342)
Amortization of lease-related intangibles	(157)
Earned development interest	184
Capitalized interest expense	(154)
Non-cash interest expense	2,859
Non-cash compensation expense	5,898
AFFO	$109,920
Weighted average common shares outstanding, diluted	84,204,748
FFO per common share, diluted	$1.20
Core FFO per common share, diluted	$1.23
AFFO per common share, diluted	$1.31